Exhibit 99.1
Computational Materials

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-II

----------------------------------------------------------------------
Balance          $538,570,000.00         Delay                  11
Coupon              1.00105              Dated               12/1/2001
Settle              12/20/01             First Payment       1/12/2002
----------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                   100 CPY,    100 CPY,    100 CPY,    100 CPY,
                                   100 CPY,    100 CPY,    100 CPY,    100 CPY,    0 FOR 18    0 FOR 18    0 FOR 18    0 FOR 18
                                   0 FOR 18    0 FOR 18    0 FOR 18    0 FOR 18     6 CDR,      7 CDR,      8 CDR,      9 CDR,
                                    6 CDR,      7 CDR,      8 CDR,      9 CDR,      35%SEV,     35%SEV,     35%SEV,     35%SEV,
                                   35%SEV,      35%SEV,     35%SEV,     35%SEV,   ADV100%P&I, ADV100%P&I, ADV100%P&I, ADV100%P&I,
                                  ADV100%P&I, ADV100%P&I, ADV100%P&I, ADV100%P&I, 6MO(S) LAG; 6MO(S) LAG; 6MO(S) LAG; 6MO(S) LAG;
PRICE       0 CPY      100 CPY    6MO(S) LAG  6MO(S) LAG  6MO(S) LAG  6MO(S) LAG  TSYS+400BP  TSYS+400BP  TSYS+400BP  TSYS+400BP
--------------------------------------------------------------------------------------------------------------------------------

6.1005      7.0276      7.0276      7.0276      7.0276      7.0128      6.9469      7.0276      7.0276      7.0128      6.9469
6.1161      6.9473      6.9473      6.9473      6.9473      6.9325      6.8665      6.9473      6.9473      6.9325      6.8665
6.1317      6.8673      6.8673      6.8673      6.8673      6.8525      6.7864      6.8673      6.8673      6.8525      6.7864
6.1473      6.7876      6.7876      6.7876      6.7876      6.7727      6.7066      6.7876      6.7876      6.7727      6.7066
6.1630      6.7082      6.7082      6.7082      6.7082      6.6933      6.6271      6.7082      6.7082      6.6933      6.6271
6.1786      6.6291      6.6291      6.6291      6.6291      6.6142      6.5479      6.6291      6.6291      6.6142      6.5479
6.1942      6.5503      6.5503      6.5503      6.5503      6.5354      6.4690      6.5503      6.5503      6.5354      6.4690
6.2098      6.4718      6.4718      6.4718      6.4718      6.4569      6.3904      6.4718      6.4718      6.4569      6.3904
6.2255      6.3937      6.3937      6.3937      6.3937      6.3787      6.3121      6.3937      6.3937      6.3787      6.3121
6.2411      6.3158      6.3158      6.3158      6.3158      6.3008      6.2341      6.3158      6.3158      6.3008      6.2341
6.2567      6.2382      6.2382      6.2382      6.2382      6.2232      6.1564      6.2382      6.2382      6.2232      6.1564
6.2723      6.1609      6.1609      6.1609      6.1609      6.1459      6.0790      6.1609      6.1609      6.1459      6.0790
6.2880      6.0839      6.0839      6.0839      6.0839      6.0689      6.0019      6.0839      6.0839      6.0689      6.0019
6.3036      6.0072      6.0072      6.0072      6.0072      5.9921      5.9251      6.0072      6.0072      5.9921      5.9251
6.3192      5.9307      5.9307      5.9307      5.9307      5.9157      5.8485      5.9307      5.9307      5.9157      5.8485
6.3348      5.8546      5.8546      5.8546      5.8546      5.8395      5.7723      5.8546      5.8546      5.8395      5.7723
6.3505      5.7787      5.7787      5.7787      5.7787      5.7636      5.6963      5.7787      5.7787      5.7636      5.6963
6.3661      5.7031      5.7031      5.7031      5.7031      5.6880      5.6206      5.7031      5.7031      5.6880      5.6206
6.3817      5.6278      5.6278      5.6278      5.6278      5.6127      5.5452      5.6278      5.6278      5.6127      5.5452
6.3973      5.5528      5.5528      5.5528      5.5528      5.5376      5.4701      5.5528      5.5528      5.5376      5.4701
6.4130      5.4781      5.4781      5.4781      5.4781      5.4629      5.3952      5.4781      5.4781      5.4629      5.3952


---------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price      190.00        190.00            190.00                   187.00                    179.00
                     WAL       6.978         6.978             6.978                    6.965                     6.924
                Mod Durn       3.198         3.198             3.198                    3.196                     3.192
           Mod Convexity       0.156         0.156             0.156                    0.156                     0.155
        Principal Window     NA to NA      NA to NA           NA to NA                NA to NA                   NA to NA
           Maturity #mos       84.00        84.00              84.00                    84.00                     84.00
       Total Collat Loss   0.00 (0.00%)  0.00 (0.00%)  129,387,249.12 (13.15%)  145,835,102.82 (14.82%)   161,071,791.78 (16.36%)
Total Collat Liquidation   0.00 (0.00%)  0.00 (0.00%)  362,610,072.62 (36.84%)  408,750,895.31 (41.53%)   451,506,539.52 (45.87%)
   Lockout and penalties
                   Shock
          Opt Redemption         Y            Y                   Y                        Y                         Y
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
   Spread @ Center Price          166.00                    -210.00                    -213.00
                     WAL           6.865                      6.978                      6.965
                Mod Durn           3.185                      3.198                      3.196
           Mod Convexity           0.155                      0.156                      0.156
        Principal Window          NA to NA                   NA to NA                   NA to NA
           Maturity #mos           84.00                      84.00                      84.00
       Total Collat Loss   175,179,028.07 (17.80%)    129,387,249.12 (13.15%)    145,835,102.82 (14.82%)
Total Collat Liquidation   491,104,908.39 (49.90%)    362,610,072.62 (36.84%)    408,750,895.31 (41.53%)
   Lockout and penalties
                   Shock                                      +400bps                    +400bps
          Opt Redemption              Y                          Y                          Y
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   Spread @ Center Price            -221.00                   -234.00
                     WAL              6.924                     6.865
                Mod Durn              3.192                     3.185
           Mod Convexity              0.155                     0.155
        Principal Window             NA to NA                 NA to NA
           Maturity #mos              84.00                     84.00
       Total Collat Loss      161,071,791.78 (16.36%)   175,179,028.07 (17.80%)
Total Collat Liquidation      451,506,539.52 (45.87%)   491,104,908.39 (49.90%)
   Lockout and penalties
                   Shock              +400bps                   +400bps
          Opt Redemption                 Y                         Y
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
 CMT_2YR          2.835      2.835      2.835      2.835      2.835      2.835      2.835      2.835      2.835      2.835
 CMT_5YR          4.069      4.069      4.069      4.069      4.069      4.069      4.069      4.069      4.069      4.069
CMT_10YR          4.752      4.752      4.752      4.752      4.752      4.752      4.752      4.752      4.752      4.752
CMT_30YR          5.284      5.284      5.284      5.284      5.284      5.284      5.284      5.284      5.284      5.284
--------------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computation Materials.

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - IO-II


--------------------------------------------------------------
Balance     $538,570,000.00        Delay                11
Coupon         1.00105             Dated             12/1/2001
Settle         12/20/01            First Payment     1/12/2002
--------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                     100 CPY, 0 FOR 18       100 CPY,0 FOR 18         100 CPY,0 FOR 18        100 CPY,0 FOR 18
                                     DEFAULT TOP 18.8%       DEFAULT TOP 24.8%        DEFAULT TOP 29.2%       DEFAULT TOP 34.1%
                                   IN WAC ORDER, 35%SEV,    IN WAC ORDER, 35%SEV,    IN WAC ORDER, 35%SEV,   IN WAC ORDER, 35%SEV,
PRICE       0 CPY      100 CPY    ADV100%P&I, 6MO(S) LAG   ADV100%P&I, 6MO(S) LAG   ADV100%P&I, 6MO(S) LAG  ADV100%P&I, 6MO(S) LAG
----------------------------------------------------------------------------------------------------------------------------------

6.1005     7.0276       7.0276            4.8374                 4.1267                   3.5931                  2.8588
6.1161     6.9473       6.9473            4.7580                 4.0477                   3.5143                  2.7802
6.1317     6.8673       6.8673            4.6790                 3.9689                   3.4358                  2.7019
6.1473     6.7876       6.7876            4.6003                 3.8905                   3.3577                  2.6239
6.1630     6.7082       6.7082            4.5219                 3.8124                   3.2798                  2.5462
6.1786     6.6291       6.6291            4.4438                 3.7346                   3.2022                  2.4688
6.1942     6.5503       6.5503            4.3660                 3.6571                   3.1249                  2.3917
6.2098     6.4718       6.4718            4.2885                 3.5799                   3.0479                  2.3149
6.2255     6.3937       6.3937            4.2113                 3.5030                   2.9712                  2.2384
6.2411     6.3158       6.3158            4.1344                 3.4263                   2.8948                  2.1622
6.2567     6.2382       6.2382            4.0578                 3.3500                   2.8187                  2.0863
6.2723     6.1609       6.1609            3.9814                 3.2740                   2.7428                  2.0106
6.2880     6.0839       6.0839            3.9054                 3.1982                   2.6673                  1.9353
6.3036     6.0072       6.0072            3.8296                 3.1227                   2.5920                  1.8602
6.3192     5.9307       5.9307            3.7541                 3.0476                   2.5171                  1.7854
6.3348     5.8546       5.8546            3.6789                 2.9726                   2.4424                  1.7109
6.3505     5.7787       5.7787            3.6040                 2.8980                   2.3679                  1.6367
6.3661     5.7031       5.7031            3.5294                 2.8237                   2.2938                  1.5627
6.3817     5.6278       5.6278            3.4550                 2.7496                   2.2199                  1.4891
6.3973     5.5528       5.5528            3.3809                 2.6758                   2.1464                  1.4157
6.4130     5.4781       5.4781            3.3071                 2.6023                   2.0730                  1.3425
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
   Spread @ Center Price        190.00            190.00                  -28.00
                     WAL         6.978             6.978                   6.978
                Mod Durn         3.198             3.198                   3.238
           Mod Convexity         0.156             0.156                   0.160
        Principal Window       NA to NA          NA to NA                NA to NA
           Maturity #mos         84.00            84.00                   84.00
       Total Collat Loss     0.00 (0.00%)      0.00 (0.00%)       63,824,161.35 (6.48%)
Total Collat Liquidation     0.00 (0.00%)      0.00 (0.00%)      181,309,506.15 (18.42%)
          Comparison CDR                                                0 for 18 3
  Comparison Collat Loss                                            62,760,661 (6.38%)
   Lockout and penalties
                   Shock
          Opt Redemption           Y                Y                       Y
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
   Spread @ Center Price                -99.00                      -152.00                     -223.00
                     WAL                 6.978                        6.978                       6.852
                Mod Durn                 3.250                        3.260                       3.268
           Mod Convexity                 0.162                        0.163                       0.164
        Principal Window               NA to NA                     NA to NA                    NA to NA
           Maturity #mos                 84.00                       84.00                       84.00
       Total Collat Loss         84,333,403.91 (8.57%)       99,111,952.17 (10.07%)     115,837,145.40 (11.77%)
Total Collat Liquidation        239,654,803.17 (24.35%)     281,613,419.41 (28.61%)     329,148,736.10 (33.44%)
          Comparison CDR              0 for 18 4                   0 for 18 5                  0 for 18 6
  Comparison Collat Loss          81,119,309 (8.24%)          98,315,900 (10.00%)         114,416,448 (11.62%)
   Lockout and penalties
                   Shock
          Opt Redemption                   Y                           Y                           Y
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
 CMT_2YR            2.835              2.835               2.835           2.835                2.835             2.835
 CMT_5YR            4.069              4.069               4.069           4.069                4.069             4.069
CMT_10YR            4.752              4.752               4.752           4.752                4.752             4.752
CMT_30YR            5.284              5.284               5.284           5.284                5.284             5.284
-----------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computation Materials.

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

IO-II COMPOSITION


TRANCHE                 BALANCE                COUPON               STRIP     % OF PROCEEDS
                                              7.22459
AAA2-B               418,000,000.00             6.084              1.14059        85.9%
AA                    36,909,000.00             6.299              0.92559         6.2%
AA-                   12,304,000.00             6.42               0.80459         1.8%
A+                    12,303,000.00             6.499              0.72559         1.6%
A                     17,224,000.00             6.549              0.67559         2.1%
A-                    12,303,000.00             6.672              0.55259         1.2%
BBB+                  12,303,000.00             6.927              0.29759         0.7%
BBB                   17,224,000.00             7.025              0.19959         0.6%

WAC CUSHION = 3 BPS

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-I

--------------------------------------------------------------------------------
Balance        $984,245,642.00        Delay                            11
Coupon                    0.68837     Dated                        12/1/2001
Settle             12/20/01           First Payment                1/12/2002
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           0 CPY,1 CDR,30%SEV,     0 CPY,2 CDR,30%SEV,         0 CPY,3 CDR,30%SEV,
           PRICE               0 CPY          100 CPY    ADV100%P&I, 12MO(S) LAG  ADV100%P&I,12MO(S) LAG      ADV100%P&I,12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
          3.4195              15.4962         14.8220            13.8621                  12.1823                   10.4653
          3.4820              14.9882         14.3093            13.3580                  11.6827                    9.9708
          3.5445              14.4952         13.8116            12.8688                  11.1979                    9.4910
          3.6070              14.0163         13.3282            12.3937                  10.7271                    9.0251
          3.6695              13.5509         12.8583            11.9320                  10.2696                    8.5726
          3.7320              13.0982         12.4013            11.4830                   9.8249                    8.1326
          3.7945              12.6577         11.9566            11.0462                   9.3922                    7.7046
          3.8570              12.2288         11.5235            10.6209                   8.9710                    7.2881
          3.9195              11.8110         11.1017            10.2067                   8.5608                    6.8825
          3.9820              11.4038         10.6905             9.8030                   8.1611                    6.4873
          4.0445              11.0067         10.2894             9.4094                   7.7714                    6.1021
          4.1070              10.6193          9.8982             9.0254                   7.3913                    5.7263
          4.1695              10.2411          9.5162             8.6506                   7.0203                    5.3597
          4.2320               9.8718          9.1433             8.2846                   6.6581                    5.0017
          4.2945               9.5110          8.7789             7.9271                   6.3044                    4.6521
          4.3570               9.1584          8.4227             7.5777                   5.9586                    4.3105
          4.4195               8.8136          8.0744             7.2362                   5.6207                    3.9766
          4.4820               8.4764          7.7338             6.9021                   5.2901                    3.6501
          4.5445               8.1464          7.4004             6.5752                   4.9668                    3.3307
          4.6070               7.8233          7.0741             6.2552                   4.6503                    3.0181
          4.6695               7.5070          6.7545             5.9419                   4.3404                    2.7120
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       644.00         575.00             488.00                   328.00                     165.00
                     WAL       8.546           8.345              8.245                    7.958                     7.684
                Mod Durn       3.905           3.867              3.940                    3.980                     4.026
           Mod Convexity       0.246           0.240              0.251                    0.257                     0.264
        Principal Window      NA to NA       NA to NA            NA to NA                NA to NA                   NA to NA
           Maturity #mos       120.00         118.00              120.00                  120.00                     120.00
       Total Collat Loss    0.00 (0.00%)   0.00 (0.00%)   22,064,337.14 (2.24%)    42,568,030.21 (4.32%)     61,611,698.12 (6.26%)
Total Collat Liquidation    0.00 (0.00%)   0.00 (0.00%)   72,100,158.10 (7.33%)   139,116,938.35 (14.13%)   201,377,075.49 (20.46%)
   Lockout and penalties
          Opt Redemption         Y              Y                   Y                         Y                        Y

-----------------------------------------------------------------------------------------------------------------------------------

               CMT_5YR          4.109          4.109                      4.109                   4.109                      4.109
              CMT_10YR          4.752          4.752                      4.752                   4.752                      4.752
              CMT_30YR          5.284          5.284                      5.284                   5.284                      5.284
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         0 CPY,0 FOR 24 1 CDR,                0 CPY,0 FOR 24 2 CDR,                   0 CPY,0 FOR 24 3 CDR,
                           30%SEV, ADV100%P&I,                 30%SEV, ADV100%P&I,                     30%SEV, ADV100%P&I,
           PRICE               12MO(S) LAG                          12MO(S) LAG                            12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
          3.4195                 14.6903                              13.8723                               13.0508
          3.4820                 14.1804                              13.3603                               12.5369
          3.5445                 13.6855                              12.8635                               12.0383
          3.6070                 13.2048                              12.3811                               11.5541
          3.6695                 12.7377                              11.9123                               11.0837
          3.7320                 12.2835                              11.4565                               10.6264
          3.7945                 11.8415                              11.0130                               10.1815
          3.8570                 11.4112                              10.5814                                9.7486
          3.9195                 10.9921                              10.1609                                9.3269
          3.9820                 10.5837                               9.7512                                8.9160
          4.0445                 10.1854                               9.3518                                8.5155
          4.1070                  9.7969                               8.9622                                8.1249
          4.1695                  9.4177                               8.5820                                7.7437
          4.2320                  9.0474                               8.2107                                7.3715
          4.2945                  8.6857                               7.8481                                7.0081
          4.3570                  8.3322                               7.4937                                6.6529
          4.4195                  7.9866                               7.1473                                6.3058
          4.4820                  7.6486                               6.8086                                5.9663
          4.5445                  7.3178                               6.4771                                5.6342
          4.6070                  6.9941                               6.1527                                5.3092
          4.6695                  6.6771                               5.8351                                4.9911
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price          564.00                             483.00                                402.00
                     WAL           8.372                              8.204                                  8.042
                Mod Durn           3.894                              3.883                                  3.872
           Mod Convexity           0.245                              0.245                                  0.244
        Principal Window         NA to NA                            NA to NA                              NA to NA
           Maturity #mos          120.00                              120.00                                120.00
       Total Collat Loss   16,588,521.67 (1.69%)              32,292,794.50 (3.28%)                  47,154,201.59 (4.79%)
Total Collat Liquidation   54,098,812.90 (5.50%)              105,321,654.48 (10.70%)                153,802,472.51 (15.63%)
   Lockout and penalties
          Opt Redemption             Y                                  Y                                      Y
-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR                  4.109                                4.109                                   4.109
                CMT_10YR                  4.752                                4.752                                   4.752
                CMT_30YR                  5.284                                5.284                                   5.284
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES
--------------------------------------------------------------------------------

FUNB01C4 - Price/Yield - IO-I

--------------------------------------------------------------------------------
Balance            $984,245,642.00        Delay                          11
Coupon                        0.68837     Dated                      12/1/2001
Settle                 12/20/01           First Payment              1/12/2002
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           0 CPY,1 CDR,30%SEV,     0 CPY,2 CDR,30%SEV,         0 CPY,3 CDR,30%SEV,
            PRICE              0 CPY          100 CPY    ADV100%P&I, 12MO(S) LAG  ADV100%P&I,12MO(S) LAG      ADV100%P&I,12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
            3.3804            15.8219         15.1507             14.1853                12.5028                     10.7826
            3.4429            15.3042         14.6282             13.6716                11.9935                     10.2784
            3.5054            14.8019         14.1212             13.1732                11.4995                      9.7895
            3.5679            14.3143         13.6290             12.6893                11.0200                      9.3150
            3.6304            13.8405         13.1507             12.2193                10.5543                      8.8542
            3.6929            13.3799         12.6857             11.7625                10.1017                      8.4064
            3.7554            12.9319         12.2334             11.3181                 9.6615                      7.9710
            3.8179            12.4958         11.7931             10.8857                 9.2332                      7.5474
            3.8804            12.0711         11.3643             10.4646                 8.8162                      7.1350
            3.9429            11.6574         10.9465             10.0544                 8.4100                      6.7334
            4.0054            11.2540         10.5391              9.6545                 8.0141                      6.3419
            4.0679            10.8605         10.1418              9.2645                 7.6280                      5.9603
            4.1304            10.4766          9.7541              8.8840                 7.2514                      5.5880
            4.1929            10.1018          9.3756              8.5125                 6.8837                      5.2247
            4.2554             9.7358          9.0058              8.1498                 6.5247                      4.8699
            4.3179             9.3781          8.6446              7.7954                 6.1740                      4.5233
            4.3804             9.0284          8.2914              7.4489                 5.8312                      4.1847
            4.4429             8.6865          7.9460              7.1102                 5.4961                      3.8535
            4.5054             8.3520          7.6081              6.7788                 5.1682                      3.5297
            4.5679             8.0246          7.2774              6.4546                 4.8475                      3.2129
            4.6304             7.7041          6.9536              6.1371                 4.5335                      2.9027
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       669.00          600.00             513.00                  352.00                      189.00
                     WAL        8.546          8.345               8.245                   7.958                      7.684
                Mod Durn        3.882          3.844               3.916                   3.956                      4.001
           Mod Convexity        0.243          0.238               0.249                   0.255                      0.262
        Principal Window      NA to NA        NA to NA           NA to NA                NA to NA                    NA to NA
           Maturity #mos       120.00          118.00             120.00                  120.00                      120.00
       Total Collat Loss    0.00 (0.00%)    0.00 (0.00%)   22,064,337.14 (2.24%)   42,568,030.21 (4.32%)      61,611,698.12 (6.26%)
Total Collat Liquidation    0.00 (0.00%)    0.00 (0.00%)   72,100,158.10 (7.33%)  139,116,938.35 (14.13%)    201,377,075.49 (20.46%)
   Lockout and penalties
          Opt Redemption          Y              Y                   Y                       Y                           Y

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR        4.109          4.109               4.109                    4.109                      4.109
                CMT_10YR        4.752          4.752               4.752                    4.752                      4.752
                CMT_30YR        5.284          5.284               5.284                    5.284                      5.284
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         0 CPY,0 FOR 24 1 CDR,                0 CPY,0 FOR 24 2 CDR,                   0 CPY,0 FOR 24 3 CDR,
                           30%SEV, ADV100%P&I,                 30%SEV, ADV100%P&I,                     30%SEV, ADV100%P&I,
           PRICE               12MO(S) LAG                          12MO(S) LAG                            12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
            3.3804                15.0173                            14.2006                                  13.3804
            3.4429                14.4976                            13.6788                                  12.8566
            3.5054                13.9934                            13.1726                                  12.3485
            3.5679                13.5039                            12.6812                                  11.8554
            3.6304                13.0284                            12.2040                                  11.3764
            3.6929                12.5662                            11.7401                                  10.9110
            3.7554                12.1166                            11.2890                                  10.4584
            3.8179                11.6791                            10.8501                                  10.0181
            3.8804                11.2531                            10.4227                                   9.5894
            3.9429                10.8380                            10.0063                                   9.1718
            4.0054                10.4334                             9.6005                                   8.7649
            4.0679                10.0388                             9.2048                                   8.3681
            4.1304                 9.6538                             8.8187                                   7.9811
            4.1929                 9.2780                             8.4419                                   7.6033
            4.2554                 8.9110                             8.0740                                   7.2344
            4.3179                 8.5524                             7.7145                                   6.8741
            4.3804                 8.2019                             7.3631                                   6.5220
            4.4429                 7.8592                             7.0196                                   6.1778
            4.5054                 7.5239                             6.6836                                   5.8411
            4.5679                 7.1958                             6.3549                                   5.5117
            4.6304                 6.8747                             6.0330                                   5.1893
-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price           589.00                             508.00                                   426.00
                     WAL            8.372                              8.204                                    8.042
                Mod Durn            3.871                              3.859                                    3.849
           Mod Convexity            0.243                              0.242                                    0.242
        Principal Window          NA to NA                           NA to NA                                  NA to NA
           Maturity #mos           120.00                             120.00                                    120.00
       Total Collat Loss    16,588,521.67 (1.69%)              32,292,794.50 (3.28%)                    47,154,201.59 (4.79%)
Total Collat Liquidation    54,098,812.90 (5.50%)             105,321,654.48 (10.70%)                  153,802,472.51 (15.63%)
   Lockout and penalties
          Opt Redemption              Y                                  Y                                        Y
-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR            4.109                               4.109                                    4.109
                CMT_10YR            4.752                               4.752                                    4.752
                CMT_30YR            5.284                               5.284                                    5.284
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES
--------------------------------------------------------------------------------

GMAC01C3 - PRICE/YIELD - X-I

--------------------------------------------------------------------------------
Balance        $716,276,698.73           Delay                    14
Coupon                    0.53975        Dated                 12/1/2001
Settle             12/18/01              First Payment         1/15/2002
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           0 CPY,1 CDR,30%SEV,     0 CPY,2 CDR,30%SEV,        0 CPY,3 CDR,30%SEV,
            PRICE              0 CPY          100 CPY    ADV100%P&I, 12MO(S) LAG  ADV100%P&I,12MO(S) LAG     ADV100%P&I,12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
           2.8673              15.8517         15.3757            14.0878                  12.3222                  10.5042
           2.9298              15.2774         14.7957            13.5195                  11.7610                   9.9507
           2.9923              14.7226         14.2353            12.9706                  11.2190                   9.4163
           3.0548              14.1863         13.6936            12.4400                  10.6952                   8.8999
           3.1173              13.6672         13.1693            11.9267                  10.1885                   8.4003
           3.1798              13.1646         12.6616            11.4295                   9.6978                   7.9167
           3.2423              12.6774         12.1694            10.9478                   9.2224                   7.4482
           3.3048              12.2048         11.6920            10.4806                   8.7614                   6.9939
           3.3673              11.7461         11.2286            10.0271                   8.3140                   6.5531
           3.4298              11.3006         10.7785             9.5867                   7.8796                   6.1251
           3.4923              10.8676         10.3409             9.1587                   7.4574                   5.7092
           3.5548              10.4464          9.9154             8.7424                   7.0468                   5.3048
           3.6173              10.0366          9.5013             8.3374                   6.6474                   4.9114
           3.6798               9.6375          9.0980             7.9431                   6.2585                   4.5284
           3.7423               9.2487          8.7052             7.5589                   5.8797                   4.1553
           3.8048               8.8697          8.3222             7.1845                   5.5105                   3.7918
           3.8673               8.5000          7.9486             6.8193                   5.1505                   3.4373
           3.9298               8.1394          7.5841             6.4630                   4.7993                   3.0915
           3.9923               7.7873          7.2283             6.1153                   4.4564                   2.7539
           4.0548               7.4434          6.8808             5.7756                   4.1216                   2.4243
           4.1173               7.1074          6.5412             5.4437                   3.7945                   2.1023
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       625.00          575.00             459.00                    292.00                   121.00
                     WAL        8.926          8.748               8.604                    8.296                     8.002
                Mod Durn        4.161          4.118               4.210                    4.268                     4.333
           Mod Convexity        0.271          0.265               0.278                    0.287                     0.297
        Principal Window      NA to NA        NA to NA           NA to NA                  NA to NA                 NA to NA
           Maturity #mos       123.00          122.00             123.00                    123.00                   123.00
       Total Collat Loss    0.00 (0.00%)    0.00 (0.00%)   16,785,841.84 (2.34%)    32,342,720.72 (4.52%)     46,753,193.62 (6.53%)
Total Collat Liquidation    0.00 (0.00%)    0.00 (0.00%)   55,126,138.46 (7.70%)   106,234,212.15 (14.83%)   153,592,157.96 (21.44%)
   Lockout and penalties
          Opt Redemption          Y              Y                   Y                        Y                         Y

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR          4.109           4.109                  4.109                      4.109                    4.109
                CMT_10YR          4.752           4.752                  4.752                      4.752                    4.752
                CMT_30YR          5.284           5.284                  5.284                      5.284                    5.284
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         0 CPY,0 FOR 24 1 CDR,                0 CPY,0 FOR 24 2 CDR,                   0 CPY,0 FOR 24 3 CDR,
                           30%SEV, ADV100%P&I,                 30%SEV, ADV100%P&I,                     30%SEV, ADV100%P&I,
           PRICE               12MO(S) LAG                          12MO(S) LAG                            12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
           2.8673                14.9669                              14.0966                                  13.2314
           2.9298                14.3908                              13.5189                                  12.6522
           2.9923                13.8343                              12.9611                                  12.0930
           3.0548                13.2964                              12.4219                                  11.5526
           3.1173                12.7760                              11.9003                                  11.0299
           3.1798                12.2720                              11.3953                                  10.5239
           3.2423                11.7836                              10.9060                                  10.0336
           3.3048                11.3100                              10.4315                                   9.5583
           3.3673                10.8503                               9.9710                                   9.0971
           3.4298                10.4038                               9.5239                                   8.6493
           3.4923                 9.9699                               9.0894                                   8.2142
           3.5548                 9.5480                               8.6669                                   7.7912
           3.6173                 9.1374                               8.2558                                   7.3797
           3.6798                 8.7377                               7.8557                                   6.9792
           3.7423                 8.3483                               7.4659                                   6.5890
           3.8048                 7.9688                               7.0861                                   6.2089
           3.8673                 7.5987                               6.7157                                   5.8382
           3.9298                 7.2376                               6.3543                                   5.4767
           3.9923                 6.8851                               6.0016                                   5.1238
           4.0548                 6.5408                               5.6572                                   4.7793
           4.1173                 6.2045                               5.3208                                   4.4427
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price          538.00                               452.00                                  367.00
                     WAL           8.738                                8.555                                  8.379
                Mod Durn           4.153                                4.147                                  4.142
           Mod Convexity           0.271                                0.272                                  0.272
        Principal Window         NA to NA                             NA to NA                                NA to NA
           Maturity #mos          123.00                               123.00                                  123.00
       Total Collat Loss   12,801,688.19 (1.79%)                24,893,001.77 (3.48%)                  36,309,352.67 (5.07%)
Total Collat Liquidation   41,972,546.65 (5.86%)               81,628,607.65 (11.40%)                 119,082,158.04 (16.63%)
   Lockout and penalties
          Opt Redemption             Y                                    Y                                      Y

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR                  4.109                               4.109                                     4.109
                CMT_10YR                  4.752                               4.752                                     4.752
                CMT_30YR                  5.284                               5.284                                     5.284
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES
--------------------------------------------------------------------------------

GMAC01C3 - PRICE/YIELD - X

--------------------------------------------------------------------------------
Balance         $716,276,698.73               Delay                   14
Coupon                     0.53975            Dated                12/1/2001
Settle              12/18/01                  First Payment        1/15/2002
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           0 CPY,1 CDR,30%SEV,     0 CPY,2 CDR,30%SEV,        0 CPY,3 CDR,30%SEV,
            PRICE              0 CPY          100 CPY    ADV100%P&I, 12MO(S) LAG  ADV100%P&I,12MO(S) LAG     ADV100%P&I,12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
           2.8314               16.1909        15.7183          14.4236                   12.6537                  10.8312
           2.8939               15.6048        15.1263          13.8435                   12.0809                  10.2662
           2.9564               15.0390        14.5549          13.2836                   11.5280                   9.7210
           3.0189               14.4922        14.0026          12.7426                   10.9939                   9.1944
           3.0814               13.9633        13.4684          12.2195                   10.4775                   8.6852
           3.1439               13.4513        12.9513          11.7132                    9.9777                   8.1926
           3.2064               12.9554        12.4502          11.2227                    9.4937                   7.7155
           3.2689               12.4745        11.9645          10.7472                    9.0245                   7.2532
           3.3314               12.0079        11.4931          10.2859                    8.5694                   6.8047
           3.3939               11.5549        11.0354           9.8381                    8.1276                   6.3694
           3.4564               11.1148        10.5908           9.4030                    7.6984                   5.9466
           3.5189               10.6869        10.1584           8.9801                    7.2813                   5.5357
           3.5814               10.2706         9.7378           8.5687                    6.8755                   5.1360
           3.6439                9.8654         9.3284           8.1683                    6.4806                   4.7471
           3.7064                9.4708         8.9296           7.7784                    6.0961                   4.3684
           3.7689                9.0862         8.5410           7.3984                    5.7214                   3.9995
           3.8314                8.7112         8.1621           7.0280                    5.3562                   3.6398
           3.8939                8.3455         7.7924           6.6666                    5.0000                   3.2891
           3.9564                7.9885         7.4317           6.3140                    4.6523                   2.9468
           4.0189                7.6399         7.0794           5.9697                    4.3130                   2.6127
           4.0814                7.2994         6.7353           5.6334                    3.9815                   2.2863
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price        650.00        600.00             483.00                   317.00                    145.00
                     WAL        8.926         8.748              8.604                     8.296                     8.002
                Mod Durn        4.137         4.094              4.185                     4.243                     4.307
           Mod Convexity        0.269         0.263              0.276                     0.284                     0.294
        Principal Window       NA to NA      NA to NA           NA to NA                 NA to NA                  NA to NA
           Maturity #mos        123.00        122.00             123.00                   123.00                    123.00
       Total Collat Loss     0.00 (0.00%)  0.00 (0.00%)  16,785,841.84 (2.34%)     32,342,720.72 (4.52%)     46,753,193.62 (6.53%)
Total Collat Liquidation     0.00 (0.00%)  0.00 (0.00%)  55,126,138.46 (7.70%)    106,234,212.15 (14.83%)   153,592,157.96 (21.44%)
   Lockout and penalties
          Opt Redemption          Y             Y                 Y                         Y                         Y

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR           4.109         4.109                 4.109                      4.109                     4.109
                CMT_10YR           4.752         4.752                 4.752                      4.752                     4.752
                CMT_30YR           5.284         5.284                 5.284                      5.284                     5.284
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         0 CPY,0 FOR 24 1 CDR,                0 CPY,0 FOR 24 2 CDR,                   0 CPY,0 FOR 24 3 CDR,
                           30%SEV, ADV100%P&I,                 30%SEV, ADV100%P&I,                     30%SEV, ADV100%P&I,
           PRICE               12MO(S) LAG                          12MO(S) LAG                            12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
           2.8314                 15.3073                               14.4379                                13.5736
           2.8939                 14.7192                               13.8483                                12.9824
           2.9564                 14.1516                               13.2792                                12.4119
           3.0189                 13.6032                               12.7294                                11.8608
           3.0814                 13.0728                               12.1978                                11.3280
           3.1439                 12.5595                               11.6834                                10.8125
           3.2064                 12.0623                               11.1852                                10.3133
           3.2689                 11.5803                               10.7023                                 9.8295
           3.3314                 11.1126                               10.2338                                 9.3603
           3.3939                 10.6587                                9.7791                                 8.9049
           3.4564                 10.2176                                9.3374                                 8.4626
           3.5189                  9.7889                                8.9081                                 8.0327
           3.5814                  9.3719                                8.4906                                 7.6147
           3.6439                  8.9660                                8.0842                                 7.2079
           3.7064                  8.5707                                7.6886                                 6.8119
           3.7689                  8.1856                                7.3031                                 6.4261
           3.8314                  7.8101                                6.9273                                 6.0500
           3.8939                  7.4439                                6.5608                                 5.6833
           3.9564                  7.0865                                6.2032                                 5.3255
           4.0189                  6.7376                                5.8541                                 4.9762
           4.0814                  6.3967                                5.5131                                 4.6351
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price           563.00                                477.00                                  392.00
                     WAL            8.738                                 8.555                                   8.379
                Mod Durn            4.129                                 4.123                                   4.117
           Mod Convexity            0.269                                  0.269                                  0.269
        Principal Window          NA to NA                              NA to NA                                NA to NA
           Maturity #mos           123.00                                123.00                                  123.00
       Total Collat Loss    12,801,688.19 (1.79%)                 24,893,001.77 (3.48%)                   36,309,352.67 (5.07%)
Total Collat Liquidation    41,972,546.65 (5.86%)                 81,628,607.65 (11.40%)                  119,082,158.04 (16.63%)
   Lockout and penalties
          Opt Redemption              Y                                      Y                                       Y

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR                  4.109                                   4.109                                   4.109
                CMT_10YR                  4.752                                   4.752                                   4.752
                CMT_30YR                  5.284                                   5.284                                   5.284
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-I

----------------------------------------------------------------
Balance      $984,245,642.00        Delay                 11
Coupon          0.72521             Dated              12/1/2001
Settle         12/20/01             First Payment      1/12/2002
----------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                    100 CPY, 1 CDR,  100 CPY, 2 CDR,  100 CPY, 3 CDR,  100 CPY, 4 CDR,
                                                        35%SEV,          35%SEV,          35%SEV,          35%SEV,
                   OCPR                               ADV100%P&I,      ADV100%P&I,      ADV100%P&I,      ADV100%P&I,
PRICE              YIELD             100 CPY          12MO(S) LAG      12MO(S) LAG      12MO(S) LAG      12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------

4.0781            12.1034            11.3930            9.8157            8.1885          6.5241          4.8215
4.0937            12.0043            11.2928            9.7164            8.0901          6.4268          4.7254
4.1093            11.9057            11.1933            9.6177            7.9924          6.3301          4.6299
4.1249            11.8078            11.0944            9.5197            7.8952          6.2340          4.5350
4.1406            11.7104            10.9961            9.4222            7.7987          6.1385          4.4406
4.1562            11.6136            10.8984            9.3253            7.7027          6.0436          4.3469
4.1718            11.5175            10.8013            9.2290            7.6073          5.9493          4.2537
4.1874            11.4218            10.7047            9.1333            7.5125          5.8555          4.1611
4.2031            11.3268            10.6087            9.0381            7.4183          5.7623          4.0691
4.2187            11.2323            10.5133            8.9436            7.3246          5.6696          3.9776
4.2343            11.1384            10.4185            8.8495            7.2315          5.5775          3.8866
4.2499            11.0451            10.3242            8.7561            7.1389          5.4860          3.7962
4.2656            10.9522            10.2305            8.6631            7.0469          5.3950          3.7063
4.2812            10.8600            10.1373            8.5707            6.9554          5.3045          3.6170
4.2968            10.7682            10.0446            8.4789            6.8644          5.2146          3.5282
4.3124            10.6770             9.9525            8.3876            6.7740          5.1252          3.4399
4.3281            10.5863             9.8609            8.2968            6.6841          5.0363          3.3521
4.3437            10.4961             9.7699            8.2065            6.5947          4.9479          3.2649
4.3593            10.4065             9.6793            8.1168            6.5059          4.8600          3.1781
4.3749            10.3173             9.5893            8.0275            6.4175          4.7726          3.0919
4.3906            10.2287             9.4997            7.9388            6.3296          4.6858          3.0061
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
  100 CPY, 5 CDR,  0 CPY, 1 CDR,  0 CPY, 2 CDR,  0 CPY, 3 CDR,  0 CPY, 4 CDR,  0 CPY, 5 CDR,
      35%SEV,         35%SEV,        35%SEV,        35%SEV,        35%SEV,        35%SEV,
    ADV100%P&I,     ADV100%P&I,    ADV100%P&I,    ADV100%P&I,    ADV100%P&I,    ADV100%P&I,
    12MO(S) LAG     12MO(S) LAG    12MO(S) LAG    12MO(S) LAG    12MO(S) LAG    12MO(S) LAG
--------------------------------------------------------------------------------------------

      3.2339          10.5440         8.9402         7.3045         5.6381         4.0851
      3.1394          10.4457         8.8428         7.2082         5.5430         3.9916
      3.0455          10.3480         8.7461         7.1125         5.4485         3.8988
      2.9522          10.2509         8.6499         7.0174         5.3546         3.8065
      2.8595          10.1544         8.5543         6.9229         5.2612         3.7148
      2.7673          10.0584         8.4593         6.8289         5.1685         3.6236
      2.6757           9.9631         8.3649         6.7356         5.0763         3.5330
      2.5847           9.8683         8.2710         6.6428         4.9846         3.4430
      2.4942           9.7741         8.1778         6.5505         4.8936         3.3535
      2.4043           9.6804         8.0850         6.4588         4.8031         3.2645
      2.3149           9.5873         7.9928         6.3677         4.7131         3.1761
      2.2261           9.4948         7.9012         6.2771         4.6236         3.0882
      2.1378           9.4028         7.8101         6.1870         4.5347         3.0009
      2.0500           9.3113         7.7196         6.0975         4.4463         2.9140
      1.9627           9.2204         7.6295         6.0085         4.3585         2.8277
      1.8759           9.1300         7.5400         5.9200         4.2711         2.7419
      1.7897           9.0401         7.4510         5.8320         4.1843         2.6566
      1.7039           8.9507         7.3626         5.7446         4.0980         2.5718
      1.6187           8.8619         7.2746         5.6576         4.0121         2.4874
      1.5339           8.7735         7.1871         5.5711         3.9268         2.4036
      1.4497           8.6857         7.1002         5.4852         3.8419         2.3202
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price              659.00              590.00                437.00                      279.00
                     WAL              8.546               8.345                  8.060                       7.786
                Mod Durn              3.905               3.867                  3.901                       3.939
           Mod Convexity              0.246               0.241                  0.246                       0.252
        Principal Window             NA to NA            NA to NA              NA to NA                    NA to NA
           Maturity #mos               120                 118                    118                         118
       Total Collat Loss           0.00 (0.00%)        0.00 (0.00%)      25,712,117.46 (2.61%)       49,604,780.80 (5.04%)
Total Collat Liquidation           0.00 (0.00%)        0.00 (0.00%)      72,016,488.82 (7.32%)      138,953,214.01 (14.12%)
   Lockout and penalties
     Optional Redemption                Y                   Y                      Y                           Y
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price                 117.00                       -48.00                        -202.00
                     WAL                  7.525                        7.275                         7.036
                Mod Durn                  3.983                        4.033                         4.104
           Mod Convexity                  0.258                        0.266                         0.277
        Principal Window                NA to NA                     NA to NA                      NA to NA
           Maturity #mos                   118                          118                           118
       Total Collat Loss          71,795,345.84 (7.29%)        92,394,402.56 (9.39%)        111,506,126.22 (11.33%)
Total Collat Liquidation         201,136,832.66 (20.44%)      258,875,299.94 (26.30%)       312,458,819.75 (31.75%)
   Lockout and penalties
     Optional Redemption                    Y                            Y                             Y
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
   Spread @ Center Price                508.00                     353.00                   194.00
                     WAL                 8.245                     7.958                     7.684
                Mod Durn                 3.940                     3.979                     4.024
           Mod Convexity                 0.251                     0.257                     0.264
        Principal Window               NA to NA                   NA to NA                 NA to NA
           Maturity #mos                  120                       120                       120
       Total Collat Loss         25,741,666.30 (2.62%)     49,662,596.17 (5.05%)     71,880,175.46 (7.30%)
Total Collat Liquidation         72,100,158.10 (7.33%)    139,116,938.35 (14.13%)   201,377,075.49 (20.46%)
   Lockout and penalties
     Optional Redemption                   Y                         Y                         Y
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   Spread @ Center Price                    32.00                       -118.00
                     WAL                    7.421                        7.171
                Mod Durn                    4.077                        4.149
           Mod Convexity                    0.272                        0.283
        Principal Window                  NA to NA                     NA to NA
           Maturity #mos                     120                          120
       Total Collat Loss            92,505,022.75 (9.40%)       111,641,340.60 (11.34%)
Total Collat Liquidation           259,188,600.02 (26.33%)      312,841,789.16 (31.78%)
   Lockout and penalties
     Optional Redemption                      Y
-----------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
CMT_5YR    4.048   4.048   4.048   4.048    4.048    4.048     4.048     4.048    4.048     4.048     4.048     4.048
CMT_10YR   4.751   4.751   4.751   4.751    4.751    4.751     4.751     4.751    4.751     4.751     4.751     4.751
CMT_30YR   5.275   5.275   5.275   5.275    5.275    5.275     5.275     5.275    5.275     5.275     5.275     5.275
---------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computation Materials. Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-II

------------------------------------------------------------------
Balance        $984,245,642.30         Delay                11
Coupon             0.72521             Dated             12/1/2001
Settle            12/20/01             First Payment     1/12/2002
------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                   100 CPY, .71 CDR,   100 CPY, 1.41 CDR,    100 CPY, 2 CDR,
                  0CPR                            43%SEV,ADV100%P&I,   43%SEV,ADV100%P&I,  43%SEV,ADV100%P&I,
PRICE             YIELD              100 CPY          9MO(S) LAG         9MO(S) LAG           9MO(S) LAG
-------------------------------------------------------------------------------------------------------------

4.0781            12.1034            11.3930            10.2246              9.0427            8.0274
4.0937            12.0043            11.2928            10.1253              8.9441            7.9295
4.1093            11.9057            11.1933            10.0265              8.8461            7.8322
4.1249            11.8078            11.0944             9.9283              8.7487            7.7355
4.1406            11.7104            10.9961             9.8307              8.6518            7.6393
4.1562            11.6136            10.8984             9.7337              8.5556            7.5438
4.1718            11.5175            10.8013             9.6373              8.4600            7.4488
4.1874            11.4218            10.7047             9.5415              8.3649            7.3544
4.2031            11.3268            10.6087             9.4463              8.2704            7.2606
4.2187            11.2323            10.5133             9.3516              8.1764            7.1673
4.2343            11.1384            10.4185             9.2574              8.0831            7.0746
4.2499            11.0451            10.3242             9.1639              7.9902            6.9824
4.2656            10.9522            10.2305             9.0708              7.8979            6.8908
4.2812            10.8600            10.1373             8.9783              7.8062            6.7997
4.2968            10.7682            10.0446             8.8864              7.7149            6.7091
4.3124            10.6770             9.9525             8.7950              7.6243            6.6191
4.3281            10.5863             9.8609             8.7041              7.5341            6.5296
4.3437            10.4961             9.7699             8.6137              7.4444            6.4406
4.3593            10.4065             9.6793             8.5238              7.3553            6.3521
4.3749            10.3173             9.5893             8.4345              7.2666            6.2641
4.3906            10.2287             9.4997             8.3456              7.1785            6.1766
-------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       659.00         590.00              477.00                  362.00                    264.00
                     WAL        8.546          8.345               8.128                   7.921                     7.752
                Mod Durn        3.905          3.867               3.897                   3.928                     3.956
           Mod Convexity        0.246          0.241               0.245                   0.249                     0.253
        Principal Window      NA to NA        NA to NA           NA to NA                 NA to NA                  NA to NA
           Maturity #mos         120            118                 118                     118                       118
       Total Collat Loss    0.00 (0.00%)    0.00 (0.00%)   23,263,805.15 (2.36%)   45,010,738.34  (4.57%)    62,464,371.19  (6.35%)
Total Collat Liquidation    0.00 (0.00%)    0.00 (0.00%)   53,304,220.00 (5.42%)  103,139,438.56 (10.48%)   143,141,051.60 (14.54%)
   Lockout and penalties
     Optional Redemption          Y              Y                   Y                       Y                         Y
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 CMT_5YR                4.048            4.048            4.048            4.048            4.048
CMT_10YR                4.751            4.751            4.751            4.751            4.751
CMT_30YR                5.275            5.275            5.275            5.275            5.275
-------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computation Materials. Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-II

------------------------------------------------------------------
Balance    $538,570,000.00          Delay                   11
Coupon        1.08979               Dated                12/1/2001
Settle        12/20/01              First Payment        1/12/2002
------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  0CPR, TOP 10 BY
                                                                                                                 BALANCE DEFAULTED
                               0 CPY, 15 CDR,      0 CPY, 15.5 CDR,     0 CPY, 15.75 CDR,     0 CPY, 16 CDR,      MO 25, 35% SEV,
           0CPR              35%SEV, ADV100%P&I,  35%SEV, ADV100%P&I,  35%SEV, ADV100%P&I,  35%SEV, ADV100%P&I,     ADV100%P&I,
PRICE     YIELD    100 CPY      18MO(S) LAG          18MO(S) LAG          18MO(S) LAG          18MO(S) LAG          18MO(S) LAG
----------------------------------------------------------------------------------------------------------------------------------

6.6026    6.9561   6.9561         5.2494              5.0610               4.9642                4.8671              6.9561
6.6183    6.8820   6.8820         5.1737              4.9851               4.8883                4.7911              6.8820
6.6339    6.8081   6.8081         5.0982              4.9095               4.8127                4.7154              6.8081
6.6495    6.7344   6.7344         5.0231              4.8342               4.7373                4.6400              6.7344
6.6651    6.6611   6.6611         4.9482              4.7592               4.6622                4.5648              6.6611
6.6808    6.5879   6.5879         4.8735              4.6844               4.5874                4.4899              6.5879
6.6964    6.5151   6.5151         4.7992              4.6099               4.5128                4.4153              6.5151
6.7120    6.4425   6.4425         4.7251              4.5357               4.4385                4.3409              6.4425
6.7276    6.3701   6.3701         4.6512              4.4617               4.3645                4.2668              6.3701
6.7433    6.2980   6.2980         4.5776              4.3880               4.2907                4.1930              6.2980
6.7589    6.2262   6.2262         4.5043              4.3145               4.2172                4.1194              6.2262
6.7745    6.1546   6.1546         4.4312              4.2413               4.1439                4.0460              6.1546
6.7901    6.0833   6.0833         4.3584              4.1684               4.0709                3.9729              6.0833
6.8058    6.0122   6.0122         4.2859              4.0957               3.9981                3.9001              6.0122
6.8214    5.9413   5.9413         4.2136              4.0233               3.9256                3.8275              5.9413
6.8370    5.8707   5.8707         4.1415              3.9511               3.8534                3.7552              5.8707
6.8526    5.8004   5.8004         4.0697              3.8791               3.7813                3.6832              5.8004
6.8683    5.7303   5.7303         3.9981              3.8074               3.7096                3.6113              5.7303
6.8839    5.6604   5.6604         3.9268              3.7360               3.6381                3.5398              5.6604
6.8995    5.5907   5.5907         3.8557              3.6648               3.5668                3.4684              5.5907
6.9151    5.5213   5.5213         3.7849              3.5938               3.4958                3.3973              5.5213
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price             190.00             190.00                    25.00                          7.00
                     WAL              6.978              6.978                    6.443                         6.395
                Mod Durn              3.196              3.196                    3.132                         3.126
           Mod Convexity              0.156              0.156                    0.150                         0.149
        Principal Window            NA to NA            NA to NA                NA to NA                       NA to NA
           Maturity #mos               84                  84                      84                             84
       Total Collat Loss          0.00 (0.00%)        0.00 (0.00%)       233,292,995.30 (23.70%)       237,491,384.10 (24.13%)
Total Collat Liquidation          0.00 (0.00%)        0.00 (0.00%)       648,477,930.19 (65.89%)       660,191,417.66 (67.08%)
   Lockout and penalties
     Optional Redemption                Y                  Y                        Y                             Y
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  Spread @ Center Price                      -2.00                       -12.00                    190.00
                     WAL                      6.370                       6.346                      6.978
                Mod Durn                      3.123                       3.120                      3.196
           Mod Convexity                      0.149                       0.149                      0.156
        Principal Window                     NA to NA                    NA to NA                  NA to NA
           Maturity #mos                        84                          84                        84
       Total Collat Loss             239,531,500.82 (24.34%)     241,533,136.54 (24.54%)    98,940,457.86 (10.05%)
Total Collat Liquidation             665,884,487.00 (67.65%)     671,470,939.25 (68.22%)    270,685,516.90 (27.50%)
   Lockout and penalties
     Optional Redemption                        Y                           Y                          Y
-------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
 CMT_5YR                4.048            4.048            4.048            4.048            4.048            4.048            4.048
CMT_10YR                4.751            4.751            4.751            4.751            4.751            4.751            4.751
CMT_30YR                5.275            5.275            5.275            5.275            5.275            5.275            5.275
-----------------------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computation Materials. Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-I

------------------------------------------------------------------------------
Balance                $538,570,000.00      Delay                        11

Coupon                         1.08979      Dated                    12/1/2001
Settle                        12/20/01      First Payment            1/12/2002
------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                                  0 CPY,5 CDR, 35%SEV,                0 CPY,6 CDR, 35%SEV,
          PRICE                 0CPR             100 CPY          ADV100%P&I, 18MO(S) LAG            ADV100%P&I, 18MO(S) LAG
                                Yield
----------------------------------------------------------------------------------------------------------------------------
         6.6026                6.9561             6.9561                    6.9561                            6.9561
         6.6183                6.8820             6.8820                    6.8820                            6.8820
         6.6339                6.8081             6.8081                    6.8081                            6.8081
         6.6495                6.7344             6.7344                    6.7344                            6.7344
         6.6651                6.6611             6.6611                    6.6611                            6.6611
         6.6808                6.5879             6.5879                    6.5879                            6.5879
         6.6964                6.5151             6.5151                    6.5151                            6.5151
         6.7120                6.4425             6.4425                    6.4425                            6.4425
         6.7276                6.3701             6.3701                    6.3701                            6.3701
         6.7433                6.2980             6.2980                    6.2980                            6.2980
         6.7589                6.2262             6.2262                    6.2262                            6.2262
         6.7745                6.1546             6.1546                    6.1546                            6.1546
         6.7901                6.0833             6.0833                    6.0833                            6.0833
         6.8058                6.0122             6.0122                    6.0122                            6.0122
         6.8214                5.9413             5.9413                    5.9413                            5.9413
         6.8370                5.8707             5.8707                    5.8707                            5.8707
         6.8526                5.8004             5.8004                    5.8004                            5.8004
         6.8683                5.7303             5.7303                    5.7303                            5.7303
         6.8839                5.6604             5.6604                    5.6604                            5.6604
         6.8995                5.5907             5.5907                    5.5907                            5.5907
         6.9151                5.5213             5.5213                    5.5213                            5.5213
----------------------------------------------------------------------------------------------------------------------------
    Spread @ Center Price      190.00             190.00                    190.00                            190.00
                      WAL       6.978              6.978                     6.978                             6.978
                 Mod Durn       3.196              3.196                     3.196                             3.196
            Mod Convexity       0.156              0.156                     0.156                             0.156
         Principal Window     NA to NA           NA to NA                  NA to NA                          NA to NA
            Maturity #mos          84                 84                        84                                84
        Total Collat Loss   0.00 (0.00%)       0.00 (0.00%)        106,553,558.67 (10.83%)            123,740,854.90 (12.57%)
 Total Collat Liquidation   0.00 (0.00%)       0.00 (0.00%)        295,786,362.27 (30.05%)            343,544,941.46 (34.90%)
    Lockout and penalties
      Optional Redemption         Y                 Y                         Y                                  Y
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                  CMT_5YR           4.048             4.048                         4.048                              4.048

                 CMT_10YR           4.751             4.751                         4.751                              4.751

                 CMT_30YR           5.275             5.275                         5.275                              5.275
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                    0 CPY,7 CDR, 35%SEV,               0 CPY,8 CDR, 35%SEV,              0 CPY,9 CDR, 35%SEV,
          PRICE                   ADV100%P&I, 18MO(S) LAG            ADV100%P&I, 18MO(S) LAG           ADV100%P&I, 18MO(S) LAG
------------------------------------------------------------------------------------------------------------------------------
         6.6026                             6.9527                            6.9002                             6.7995
         6.6183                             6.8785                            6.8259                             6.7251
         6.6339                             6.8046                            6.7519                             6.6510
         6.6495                             6.7310                            6.6782                             6.5772
         6.6651                             6.6576                            6.6048                             6.5036
         6.6808                             6.5845                            6.5316                             6.4303
         6.6964                             6.5116                            6.4587                             6.3573
         6.7120                             6.4390                            6.3860                             6.2845
         6.7276                             6.3666                            6.3136                             6.2120
         6.7433                             6.2945                            6.2414                             6.1397
         6.7589                             6.2227                            6.1695                             6.0677
         6.7745                             6.1511                            6.0978                             5.9959
         6.7901                             6.0798                            6.0264                             5.9244
         6.8058                             6.0087                            5.9553                             5.8531
         6.8214                             5.9378                            5.8843                             5.7820
         6.8370                             5.8672                            5.8137                             5.7113
         6.8526                             5.7968                            5.7432                             5.6407
         6.8683                             5.7267                            5.6731                             5.5704
         6.8839                             5.6568                            5.6031                             5.5004
         6.8995                             5.5872                            5.5334                             5.4305
         6.9151                             5.5178                            5.4639                             5.3610
------------------------------------------------------------------------------------------------------------------------------
    Spread @ Center Price                   190.00                            185.00                             175.00
                      WAL                    6.976                             6.954                              6.913
                 Mod Durn                    3.196                             3.193                              3.188
            Mod Convexity                    0.156                             0.155                              0.155
         Principal Window                  NA to NA                          NA to NA                           NA to NA
            Maturity #mos                      84                                 84                                 84
        Total Collat Loss          139,746,460.03 (14.20%)            154,644,102.38 (15.71%)           168,503,449.86 (17.12%)
 Total Collat Liquidation          388,034,985.89 (39.42%)            429,459,796.66 (43.63%)           468,011,557.65 (47.55%)
    Lockout and penalties
      Optional Redemption                     Y                                  Y                                 Y
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                  CMT_5YR                           4.048                              4.048                          4.048

                 CMT_10YR                           4.751                              4.751                          4.751

                 CMT_30YR                           5.275                              5.275                          5.275
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   BREAKEVEN TO 0 YIELD:        0CPR, TOP 10 BY BALANCE DEFAULTED
                           OCPY, 25 CDR, 35%SEV, ADV100%P&I,      MO 25, 35% SEV, ADV100%P&I,
         PRICE                         18MO(S) LAG                      18MO(S) LAG
-------------------------------------------------------------------------------------------------

         6.6026                          0.6706                            6.9561
         6.6183                          0.5920                            6.8820
         6.6339                          0.5138                            6.8081
         6.6495                          0.4358                            6.7344
         6.6651                          0.3581                            6.6611
         6.6808                          0.2806                            6.5879
         6.6964                          0.2035                            6.5151
         6.7120                          0.1266                            6.4425
         6.7276                          0.0500                            6.3701
         6.7433                         -0.0264                            6.2980
         6.7589                         -0.1025                            6.2262
         6.7745                         -0.1783                            6.1546
         6.7901                         -0.2538                            6.0833
         6.8058                         -0.3291                            6.0122
         6.8214                         -0.4041                            5.9413
         6.8370                         -0.4788                            5.8707
         6.8526                         -0.5533                            5.8004
         6.8683                         -0.6275                            5.7303
         6.8839                         -0.7015                            5.6604
         6.8995                         -0.7752                            5.5907
         6.9151                         -0.8487                            5.5213
-------------------------------------------------------------------------------------------------
    Spread @ Center Price               -422.00                            353.00
                      WAL                 5.491                             7.958
                 Mod Durn                 3.019                             3.979
            Mod Convexity                 0.140                             0.257
         Principal Window               NA to NA                          NA to NA
            Maturity #mos                    84                               120
        Total Collat Loss       292,894,889.27 (29.76%)             49,662,596.17 (5.05%)
 Total Collat Liquidation       815,210,960.20 (82.83%)            139,116,938.35 (14.13%)
    Lockout and penalties
      Optional Redemption                  Y                                  Y
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                  CMT_5YR                     4.048                              4.048

                 CMT_10YR                     4.751                              4.751

                 CMT_30YR                     5.275                              5.275
-------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-I

--------------------------------------------------------------
Balance     $537,874,000.00         Delay              11
Coupon        1.01911               Dated            12/1/2001
Settle        12/20/01              First Payment    1/12/2002
--------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                 0 CPY, 3 CDR,   0 CPY, 4 CDR,   0 CPY, 5 CDR,   0 CPY, 6 CDR,
                                    35%SEV,         35%SEV,         35%SEV,        35%SEV,
             0CPR                 ADV100%P&I,     ADV100%P&I,     ADV100%P&I,     ADV100%P&I,
PRICE        YIELD    100 CPY     12MO(S) LAG     12MO(S) LAG     12MO(S) LAG     12MO(S) LAG
----------------------------------------------------------------------------------------------

6.204531    7.0028    7.0028        7.0028          7.0028          7.0028          7.0028
6.220156    6.9238    6.9238        6.9238          6.9238          6.9238          6.9238
6.235781    6.8452    6.8452        6.8452          6.8452          6.8452          6.8452
6.251406    6.7668    6.7668        6.7668          6.7668          6.7668          6.7668
6.267031    6.6888    6.6888        6.6888          6.6888          6.6888          6.6888
6.282656    6.6110    6.6110        6.6110          6.6110          6.6110          6.6110
6.298281    6.5336    6.5336        6.5336          6.5336          6.5336          6.5336
6.313906    6.4564    6.4564        6.4564          6.4564          6.4564          6.4564
6.329531    6.3795    6.3795        6.3795          6.3795          6.3795          6.3795
6.345156    6.3029    6.3029        6.3029          6.3029          6.3029          6.3029
6.360781    6.2266    6.2266        6.2266          6.2266          6.2266          6.2266
6.376406    6.1506    6.1506        6.1506          6.1506          6.1506          6.1506
6.392031    6.0748    6.0748        6.0748          6.0748          6.0748          6.0748
6.407656    5.9994    5.9994        5.9994          5.9994          5.9994          5.9994
6.423281    5.9242    5.9242        5.9242          5.9242          5.9242          5.9242
6.438906    5.8493    5.8493        5.8493          5.8493          5.8493          5.8493
6.454531    5.7746    5.7746        5.7746          5.7746          5.7746          5.7746
6.470156    5.7002    5.7002        5.7002          5.7002          5.7002          5.7002
6.485781    5.6261    5.6261        5.6261          5.6261          5.6261          5.6261
6.501406    5.5523    5.5523        5.5523          5.5523          5.5523          5.5523
6.517031    5.4787    5.4787        5.4787          5.4787          5.4787          5.4787
----------------------------------------------------------------------------------------------


-----------------------------------------------------------------
0 CPY, 7 CDR,     0 CPY, 8 CDR,   0 CPY, 9 CDR,    0 CPY, 10 CDR,
  35%SEV,           35%SEV,         35%SEV,           35%SEV,
 ADV100%P&I,       ADV100%P&I,     ADV100%P&I,      ADV100%P&I,
 12MO(S) LAG       12MO(S) LAG     12MO(S) LAG      12MO(S) LAG
-----------------------------------------------------------------

   6.9644             6.8625         6.7095            6.4865
   6.8854             6.7834         6.6302            6.4070
   6.8067             6.7045         6.5512            6.3277
   6.7283             6.6260         6.4725            6.2488
   6.6502             6.5478         6.3941            6.1702
   6.5724             6.4699         6.3160            6.0918
   6.4949             6.3922         6.2382            6.0138
   6.4177             6.3149         6.1606            5.9360
   6.3407             6.2378         6.0834            5.8586
   6.2641             6.1610         6.0065            5.7814
   6.1877             6.0845         5.9298            5.7045
   6.1116             6.0083         5.8534            5.6279
   6.0358             5.9324         5.7773            5.5516
   5.9603             5.8568         5.7015            5.4756
   5.8851             5.7814         5.6260            5.3998
   5.8101             5.7063         5.5507            5.3244
   5.7354             5.6315         5.4757            5.2492
   5.6610             5.5569         5.4010            5.1742
   5.5868             5.4827         5.3266            5.0996
   5.5130             5.4087         5.2524            5.0252
   5.4394             5.3349         5.1785            4.9511
-----------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price        180.00           180.00                 180.00                      180.00
                     WAL        6.978             6.978                  6.978                       6.978
                Mod Durn        3.198             3.198                  3.198                       3.198
           Mod Convexity        0.156             0.156                  0.156                       0.156
        Principal Window       NA to NA         NA to NA               NA to NA                    NA to NA
           Maturity #mos          84               84                     84                          84
       Total Collat Loss     0.00 (0.00%)     0.00 (0.00%)       71,461,882.92 (7.30%)       91,966,004.77 (9.40%)
Total Collat Liquidation     0.00 (0.00%)     0.00 (0.00%)      200,195,537.90 (20.46%)     257,665,963.24 (26.33%)
   Lockout and penalties
     Optional Redemption          Y                 Y                      Y                           Y
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price               180.00                    180.00                     176.31
                     WAL               6.978                      6.978                      6.963
                Mod Durn               3.198                      3.198                      3.196
           Mod Convexity               0.156                      0.156                      0.156
        Principal Window              NA to NA                  NA to NA                   NA to NA
           Maturity #mos                 84                        84                         84
       Total Collat Loss      110,990,020.52 (11.34%)    128,631,535.25 (13.14%)    144,982,415.18 (14.82%)
Total Collat Liquidation      311,001,808.42 (31.78%)    360,475,052.18 (36.84%)    406,341,763.74 (41.52%)
   Lockout and penalties
     Optional Redemption                 Y                          Y                          Y
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   Spread @ Center Price             166.56                        151.89                      130.41
                     WAL              6.921                        6.861                        6.783
                Mod Durn              3.190                        3.183                        3.174
           Mod Convexity              0.155                        0.154                        0.154
        Principal Window            NA to NA                      NA to NA                    NA to NA
           Maturity #mos               84                            84                          84
       Total Collat Loss     160,129,087.71 (16.36%)      174,152,826.72 (17.80%)      187,130,023.86 (19.12%)
Total Collat Liquidation     448,842,921.76 (45.87%)      488,205,194.79 (49.89%)      524,641,685.14 (53.61%)
   Lockout and penalties
     Optional Redemption                Y                            Y
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
 CMT_5YR          4.160      4.160      4.160      4.160      4.160      4.160      4.160      4.160      4.160      4.160
CMT_10YR          4.834      4.834      4.834      4.834      4.834      4.834      4.834      4.834      4.834      4.834
CMT_30YR          5.334      5.334      5.334      5.334      5.334      5.334      5.334      5.334      5.334      5.334
--------------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computation Materials.

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - IO-II

-----------------------------------------------------------------
Balance       $537,874,000.00         Delay               11
Coupon           1.01911              Dated             12/1/2001
Settle          12/20/01              First Payment     1/12/2002
-----------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                           0 CPY, 3 CDR,           0 CPY, 3 CDR,            0 CPY, 3 CDR,            0 CPY, 3 CDR,
                0CPR                    25%SEV, ADV100%P&I,     35%SEV, ADV100%P&I,      45%SEV, ADV100%P&I,     55%SEV, ADV100%P&I,
 PRICE          YIELD        100 CPY       12MO(S) LAG              12MO(S) LAG              12MO(S) LAG             12MO(S) LAG
------------------------------------------------------------------------------------------------------------------------------------

6.204531      7.0028         7.0028            7.0028                7.0028                    7.0028                   7.0028
6.220156      6.9238         6.9238            6.9238                6.9238                    6.9238                   6.9238
6.235781      6.8452         6.8452            6.8452                6.8452                    6.8452                   6.8452
6.251406      6.7668         6.7668            6.7668                6.7668                    6.7668                   6.7668
6.267031      6.6888         6.6888            6.6888                6.6888                    6.6888                   6.6888
6.282656      6.6110         6.6110            6.6110                6.6110                    6.6110                   6.6110
6.298281      6.5336         6.5336            6.5336                6.5336                    6.5336                   6.5336
6.313906      6.4564         6.4564            6.4564                6.4564                    6.4564                   6.4564
6.329531      6.3795         6.3795            6.3795                6.3795                    6.3795                   6.3795
6.345156      6.3029         6.3029            6.3029                6.3029                    6.3029                   6.3029
6.360781      6.2266         6.2266            6.2266                6.2266                    6.2266                   6.2266
6.376406      6.1506         6.1506            6.1506                6.1506                    6.1506                   6.1506
6.392031      6.0748         6.0748            6.0748                6.0748                    6.0748                   6.0748
6.407656      5.9994         5.9994            5.9994                5.9994                    5.9994                   5.9994
6.423281      5.9242         5.9242            5.9242                5.9242                    5.9242                   5.9242
6.438906      5.8493         5.8493            5.8493                5.8493                    5.8493                   5.8493
6.454531      5.7746         5.7746            5.7746                5.7746                    5.7746                   5.7746
6.470156      5.7002         5.7002            5.7002                5.7002                    5.7002                   5.7002
6.485781      5.6261         5.6261            5.6261                5.6261                    5.6261                   5.6261
6.501406      5.5523         5.5523            5.5523                5.5523                    5.5523                   5.5523
6.517031      5.4787         5.4787            5.4787                5.4787                    5.4787                   5.4787

-------------------------------------------------------------------------------------------------------------------------------
   0 CPY, 3 CDR,            0 CPY, 3 CDR,           0 CPY, 3 CDR,         0 CPY, DEFAULT GM IN          100 CPY, DEFAULT GM IN
65%SEV, ADV100%P&I,      75%SEV, ADV100%P&I,     85%SEV, ADV100%P&I,         MO 1, 50%SEV,                   MO 1, 50%SEV,
    12MO(S) LAG              12MO(S) LAG             12MO(S) LAG         ADV100%P&I, 12MO(S) LAG        ADV100%P&I, 12MO(S) LAG
-------------------------------------------------------------------------------------------------------------------------------

     7.0028                    6.9913                  6.9483                   7.0028                        7.0028
     6.9238                    6.9123                  6.8693                   6.9238                        6.9238
     6.8452                    6.8337                  6.7906                   6.8452                        6.8452
     6.7668                    6.7553                  6.7122                   6.7668                        6.7668
     6.6888                    6.6772                  6.6341                   6.6888                        6.6888
     6.6110                    6.5995                  6.5563                   6.6110                        6.6110
     6.5336                    6.5220                  6.4788                   6.5336                        6.5336
     6.4564                    6.4448                  6.4015                   6.4564                        6.4564
     6.3795                    6.3679                  6.3246                   6.3795                        6.3795
     6.3029                    6.2913                  6.2479                   6.3029                        6.3029
     6.2266                    6.2150                  6.1715                   6.2266                        6.2266
     6.1506                    6.1389                  6.0955                   6.1506                        6.1506
     6.0748                    6.0631                  6.0196                   6.0748                        6.0748
     5.9994                    5.9877                  5.9441                   5.9994                        5.9994
     5.9242                    5.9125                  5.8689                   5.9242                        5.9242
     5.8493                    5.8375                  5.7939                   5.8493                        5.8493
     5.7746                    5.7629                  5.7192                   5.7746                        5.7746
     5.7002                    5.6885                  5.6448                   5.7002                        5.7002
     5.6261                    5.6144                  5.5706                   5.6261                        5.6261
     5.5523                    5.5405                  5.4967                   5.5523                        5.5523
     5.4787                    5.4669                  5.4231                   5.4787                        5.4787


-----------------------------------------------------------------------------------------------------------------
   Spread @ Center Price        180.00            180.00               180.00                     180.00
                     WAL        6.978             6.978                 6.978                      6.978
                Mod Durn        3.198             3.198                 3.198                      3.198
           Mod Convexity        0.156             0.156                 0.156                      0.156
        Principal Window       NA to NA          NA to NA             NA to NA                   NA to NA
           Maturity #mos          84                84                   84                         84
       Total Collat Loss     0.00 (0.00%)      0.00 (0.00%)     51,044,384.89 (5.22%)      71,461,882.92 (7.30%)
Total Collat Liquidation     0.00 (0.00%)      0.00 (0.00%)    200,195,537.90 (20.46%)    200,195,537.90 (20.46%)
   Lockout and penalties
     Optional Redemption          Y                 Y                     Y                          Y
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
   Spread @ Center Price               180.00                     180.00                     180.00
                     WAL                6.978                      6.978                      6.978
                Mod Durn                3.198                      3.198                      3.198
           Mod Convexity                0.156                      0.156                      0.156
        Principal Window              NA to NA                   NA to NA                   NA to NA
           Maturity #mos                 84                         84                         84
       Total Collat Loss        91,861,579.46 (9.39%)     112,255,615.33 (11.47%)    132,624,950.20 (13.55%)
Total Collat Liquidation       200,195,537.90 (20.46%)    200,195,537.90 (20.46%)    200,195,537.90 (20.46%)
   Lockout and penalties
     Optional Redemption                  Y                          Y                          Y
------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price               178.94                     174.99                    180.00                    180.00
                     WAL                6.970                      6.941                     6.978                    6.978
                Mod Durn                3.197                      3.195                     3.198                    3.198
           Mod Convexity                0.156                      0.156                     0.156                    0.156
        Principal Window              NA to NA                   NA to NA                  NA to NA                  NA to NA
           Maturity #mos                 84                         84                        84                        84
       Total Collat Loss       152,950,670.61 (15.63%)    173,178,888.79 (17.70%)    26,725,361.14 (2.73%)    26,725,361.14 (2.73%)
Total Collat Liquidation       200,195,537.90 (20.46%)    200,195,537.90 (20.46%)    49,598,598.37 (5.07%)    49,598,598.37 (5.07%)
   Lockout and penalties
     Optional Redemption                  Y                          Y                         Y                        Y
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
 CMT_5YR      4.160      4.160      4.160      4.160      4.160      4.160      4.160      4.160      4.160      4.160      4.160
CMT_10YR      4.834      4.834      4.834      4.834      4.834      4.834      4.834      4.834      4.834      4.834      4.834
CMT_30YR      5.334      5.334      5.334      5.334      5.334      5.334      5.334      5.334      5.334      5.334      5.334
---------------------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computation Materials.

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - A1
------------------------------------------------------------------------------
Balance                $286,988,000.00       Delay                     11
Coupon                           5.518       Dated                  12/1/2001
Settle                        12/20/01       First Payment          1/12/2002
------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
         PRICE                 0CPR             10 CPR           25 CPR            50 CPR            75 CPR             100CPR
                              YIELD
-----------------------------------------------------------------------------------------------------------------------------------
        99.8750               5.5724            5.6169           5.6585            5.6902            5.7021             5.7120
        99.9375               5.5590            5.6032           5.6444            5.6758            5.6875             5.6970
       100.0000               5.5457            5.5895           5.6304            5.6613            5.6729             5.6820
       100.0625               5.5323            5.5758           5.6163            5.6470            5.6583             5.6670
       100.1250               5.5189            5.5621           5.6023            5.6326            5.6437             5.6520
       100.1875               5.5056            5.5485           5.5883            5.6182            5.6291             5.6371
       100.2500               5.4923            5.5348           5.5743            5.6039            5.6145             5.6221
       100.3125               5.4789            5.5212           5.5603            5.5895            5.6000             5.6072
       100.3750               5.4656            5.5076           5.5464            5.5752            5.5854             5.5923
       100.4375               5.4523            5.4939           5.5324            5.5609            5.5709             5.5774
       100.5000               5.4390            5.4803           5.5185            5.5466            5.5564             5.5625
       100.5625               5.4258            5.4667           5.5045            5.5323            5.5419             5.5476
       100.6250               5.4125            5.4532           5.4906            5.5180            5.5274             5.5328
       100.6875               5.3993            5.4396           5.4767            5.5037            5.5129             5.5179
       100.7500               5.3860            5.4260           5.4628            5.4895            5.4984             5.5031
       100.8125               5.3728            5.4125           5.4489            5.4752            5.4840             5.4883
       100.8750               5.3596            5.3990           5.4350            5.4610            5.4695             5.4735
       100.9375               5.3464            5.3854           5.4212            5.4468            5.4551             5.4587
       101.0000               5.3332            5.3719           5.4073            5.4326            5.4407             5.4439
       101.0625               5.3200            5.3584           5.3935            5.4184            5.4263             5.4291
       101.1250               5.3068            5.3449           5.3796            5.4042            5.4119             5.4144
-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       44.00            52.00             59.00             65.00             67.00              71.00
                     WAL       5.700            5.548             5.396             5.252             5.172              5.038
                Mod Durn       4.669            4.560             4.448             4.337             4.273              4.167
           Mod Convexity       0.301            0.288             0.275             0.263             0.258              0.248
        Principal Window  Jan02 to Jan11    Jan02 to Oct10   Jan02 to Oct10    Jan02 to Oct10    Jan02 to Oct10     Jan02 to Jul10
           Maturity #mos        109              106               106               106               106                103
       Total Collat Loss   0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation   0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties                   Include penalty   Include penalty   Include penalty   Include penalty    Include penalty
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR          4.110            4.110             4.110             4.110             4.110              4.110

                CMT_10YR          4.780            4.780             4.780             4.780             4.780              4.780

                CMT_30YR          5.260            5.260             5.260             5.260             5.260              5.260
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          PRICE                    10 CPY             25 CPY             50 CPY             75 CPY             100 CPY
-----------------------------------------------------------------------------------------------------------------------------------
         99.8750                   5.5738             5.5754             5.5769             5.5773             5.5769
         99.9375                   5.5604             5.5620             5.5634             5.5638             5.5632
        100.0000                   5.5470             5.5485             5.5500             5.5503             5.5496
        100.0625                   5.5336             5.5351             5.5365             5.5368             5.5359
        100.1250                   5.5202             5.5217             5.5231             5.5233             5.5222
        100.1875                   5.5069             5.5083             5.5096             5.5098             5.5086
        100.2500                   5.4935             5.4950             5.4962             5.4964             5.4950
        100.3125                   5.4802             5.4816             5.4828             5.4829             5.4814
        100.3750                   5.4669             5.4682             5.4694             5.4695             5.4677
        100.4375                   5.4535             5.4549             5.4560             5.4561             5.4541
        100.5000                   5.4402             5.4416             5.4427             5.4427             5.4406
        100.5625                   5.4269             5.4282             5.4293             5.4293             5.4270
        100.6250                   5.4137             5.4149             5.4160             5.4159             5.4134
        100.6875                   5.4004             5.4016             5.4026             5.4025             5.3999
        100.7500                   5.3871             5.3883             5.3893             5.3891             5.3863
        100.8125                   5.3739             5.3751             5.3760             5.3758             5.3728
        100.8750                   5.3606             5.3618             5.3627             5.3625             5.3593
        100.9375                   5.3474             5.3486             5.3494             5.3491             5.3458
        101.0000                   5.3342             5.3353             5.3361             5.3358             5.3323
        101.0625                   5.3210             5.3221             5.3228             5.3225             5.3188
        101.1250                   5.3078             5.3089             5.3096             5.3092             5.3054
-----------------------------------------------------------------------------------------------------------------------------------
    Spread @ Center Price           45.00              45.00              46.00              46.00              48.00
                      WAL           5.692              5.680              5.663              5.645              5.559
                 Mod Durn           4.662              4.653              4.640              4.626              4.566
            Mod Convexity           0.301              0.300              0.299              0.297              0.290
         Principal Window      Jan02 to Jan11     Jan02 to Jan11     Jan02 to Dec10     Jan02 to Nov10     Jan02 to Oct10
            Maturity #mos            109                109                108                107                106
        Total Collat Loss       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
 Total Collat Liquidation       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
    Lockout and penalties
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                  CMT_5YR              4.110              4.110              4.110              4.110              4.110

                 CMT_10YR              4.780              4.780              4.780              4.780              4.780

                 CMT_30YR              5.260              5.260              5.260              5.260              5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - A2
----------------------------------------------------------------------------
Balance                   $473,341,000.00  Delay                      11
Coupon                              6.084  Dated                   12/1/2001
Settle                           12/20/01  First Payment           1/12/2002
----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
         PRICE                 0CPR           10 CPR           25 CPR             50 CPR             75 CPR             100CPR
                               Yield
---------------------------------------------------------------------------------------------------------------------------------
         99.2500              6.2415          6.2419           6.2420             6.2420             6.2421             6.2432
         99.3750              6.2238          6.2241           6.2242             6.2241             6.2242             6.2251
         99.5000              6.2060          6.2063           6.2064             6.2063             6.2063             6.2070
         99.6250              6.1883          6.1886           6.1886             6.1885             6.1885             6.1889
         99.7500              6.1707          6.1709           6.1709             6.1708             6.1707             6.1709
         99.8750              6.1530          6.1532           6.1532             6.1530             6.1529             6.1528
        100.0000              6.1354          6.1356           6.1355             6.1353             6.1352             6.1348
        100.1250              6.1178          6.1180           6.1179             6.1176             6.1175             6.1168
        100.2500              6.1002          6.1004           6.1002             6.1000             6.0998             6.0989
        100.3750              6.0827          6.0828           6.0827             6.0823             6.0821             6.0810
        100.5000              6.0652          6.0653           6.0651             6.0647             6.0645             6.0631
        100.6250              6.0477          6.0477           6.0475             6.0472             6.0469             6.0452
        100.7500              6.0302          6.0303           6.0300             6.0296             6.0293             6.0274
        100.8750              6.0128          6.0128           6.0125             6.0121             6.0118             6.0096
        101.0000              5.9954          5.9954           5.9951             5.9946             5.9942             5.9918
        101.1250              5.9780          5.9780           5.9776             5.9772             5.9768             5.9741
        101.2500              5.9607          5.9606           5.9602             5.9597             5.9593             5.9563
        101.3750              5.9433          5.9432           5.9429             5.9423             5.9418             5.9387
        101.5000              5.9260          5.9259           5.9255             5.9249             5.9244             5.9210
        101.6250              5.9088          5.9086           5.9082             5.9076             5.9070             5.9033
        101.7500              5.8915          5.8913           5.8909             5.8903             5.8897             5.8857
---------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       57.00           57.00            57.00              58.00              58.00              59.00
                     WAL       9.612           9.591            9.570              9.549              9.524              9.341
                Mod Durn       7.085           7.074            7.062              7.051              7.037              6.936
           Mod Convexity       0.632           0.630            0.628              0.625              0.623              0.604
        Principal Window  Jan11 to Oct11  Oct10 to Oct11   Oct10 to Oct11     Oct10 to Oct11     Oct10 to Oct11     Jul10 to Aug11

           Maturity #mos      118.00          118.00           118.00             118.00             118.00             116.00
       Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties                  Include penalty  Include penalty    Include penalty    Include penalty    Include penalty
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR          4.110           4.110            4.110              4.110              4.110              4.110

                CMT_10YR          4.780           4.780            4.780              4.780              4.780              4.780

                CMT_30YR          5.260           5.260            5.260              5.260              5.260              5.260

-----------------------------------------------------------------------------------------------------------------------------------
         PRICE                    10 CPY             25 CPY             50 CPY             75 CPY             100 CPY
-----------------------------------------------------------------------------------------------------------------------------------
         99.2500                  6.2416             6.2416             6.2417             6.2419             6.2430
         99.3750                  6.2238             6.2238             6.2239             6.2240             6.2249
         99.5000                  6.2061             6.2061             6.2061             6.2062             6.2069
         99.6250                  6.1883             6.1884             6.1884             6.1884             6.1888
         99.7500                  6.1707             6.1707             6.1707             6.1707             6.1708
         99.8750                  6.1530             6.1530             6.1530             6.1530             6.1528
        100.0000                  6.1354             6.1354             6.1353             6.1353             6.1349
        100.1250                  6.1178             6.1177             6.1177             6.1176             6.1170
        100.2500                  6.1002             6.1002             6.1001             6.1000             6.0991
        100.3750                  6.0827             6.0826             6.0825             6.0823             6.0812
        100.5000                  6.0651             6.0651             6.0650             6.0648             6.0634
        100.6250                  6.0476             6.0476             6.0474             6.0472             6.0455
        100.7500                  6.0302             6.0301             6.0299             6.0297             6.0278
        100.8750                  6.0127             6.0127             6.0125             6.0122             6.0100
        101.0000                  5.9953             5.9952             5.9950             5.9947             5.9923
        101.1250                  5.9779             5.9778             5.9776             5.9772             5.9746
        101.2500                  5.9606             5.9605             5.9602             5.9598             5.9569
        101.3750                  5.9433             5.9431             5.9429             5.9424             5.9392
        101.5000                  5.9260             5.9258             5.9255             5.9251             5.9216
        101.6250                  5.9087             5.9085             5.9082             5.9077             5.9040
        101.7500                  5.8914             5.8913             5.8909             5.8904             5.8865
-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price           57.00              57.00              57.00              57.00              59.00
                     WAL           9.607              9.599              9.583              9.557              9.373
                Mod Durn           7.083              7.078              7.069              7.055              6.955
           Mod Convexity           0.631              0.631              0.629              0.626              0.607
        Principal Window      Jan11 to Oct11     Jan11 to Oct11     Dec10 to Oct11     Nov10 to Oct11     Oct10 to Aug11

           Maturity #mos          118.00             118.00             118.00             118.00             116.00
       Total Collat Loss       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR              4.110              4.110              4.110              4.110              4.110

                CMT_10YR              4.780              4.780              4.780              4.780              4.780

                CMT_30YR              5.260              5.260              5.260              5.260              5.260
-----------------------------------------------------------------------------------------------------------------------------------



Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - B (AA)
----------------------------------------------------------------------------
Balance                   $36,909,000.00   Delay                      11
Coupon                             6.299   Dated                   12/1/2001
Settle                          12/20/01   First Payment           1/12/2002
----------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
         PRICE                 0CPR             10 CPR            25 CPR            50 CPR            75 CPR            100CPR
                               Yield
-----------------------------------------------------------------------------------------------------------------------------------
         99.2500              6.4606            6.4607            6.4608            6.4608            6.4608            6.4618
         99.3750              6.4430            6.4430            6.4431            6.4432            6.4432            6.4439
         99.5000              6.4254            6.4254            6.4255            6.4255            6.4255            6.4260
         99.6250              6.4078            6.4078            6.4079            6.4079            6.4079            6.4082
         99.7500              6.3903            6.3903            6.3903            6.3903            6.3903            6.3904
         99.8750              6.3728            6.3728            6.3727            6.3727            6.3727            6.3726
        100.0000              6.3553            6.3553            6.3552            6.3552            6.3552            6.3549
        100.1250              6.3378            6.3378            6.3377            6.3377            6.3377            6.3371
        100.2500              6.3204            6.3203            6.3203            6.3202            6.3202            6.3194
        100.3750              6.3030            6.3029            6.3028            6.3027            6.3027            6.3017
        100.5000              6.2856            6.2855            6.2854            6.2853            6.2853            6.2841
        100.6250              6.2683            6.2682            6.2680            6.2679            6.2679            6.2665
        100.7500              6.2509            6.2508            6.2507            6.2505            6.2505            6.2489
        100.8750              6.2337            6.2335            6.2333            6.2332            6.2332            6.2313
        101.0000              6.2164            6.2162            6.2160            6.2159            6.2159            6.2138
        101.1250              6.1991            6.1990            6.1988            6.1986            6.1986            6.1963
        101.2500              6.1819            6.1818            6.1815            6.1813            6.1813            6.1788
        101.3750              6.1648            6.1646            6.1643            6.1641            6.1641            6.1614
        101.5000              6.1476            6.1474            6.1471            6.1469            6.1469            6.1439
        101.6250              6.1305            6.1302            6.1299            6.1297            6.1297            6.1265
        101.7500              6.1134            6.1131            6.1128            6.1125            6.1125            6.1092
-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       77.00             77.00             77.00             77.00             77.00             79.00
                     WAL       9.853             9.840             9.824             9.811             9.811             9.644
                Mod Durn       7.141             7.134             7.126             7.119             7.119             7.031
           Mod Convexity       0.647             0.646             0.644             0.643             0.643             0.626
        Principal Window  Oct11 to Nov11    Oct11 to Nov11    Oct11 to Nov11    Oct11 to Oct11    Oct11 to Oct11    Aug11 to Aug11

           Maturity #mos      119.00            119.00            119.00            118.00            118.00            116.00
       Total Collat Loss   0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)
Total Collat Liquidation   0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)
   Lockout and penalties                    Include penalty   Include penalty   Include penalty   Include penalty   Include penalty
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR         4.110             4.110             4.110             4.110             4.110             4.110

                CMT_10YR         4.780             4.780             4.780             4.780             4.780             4.780

                CMT_30YR         5.260             5.260             5.260             5.260             5.260             5.260
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         PRICE                   10 CPY             25 CPY             50 CPY             75 CPY             100 CPY
-----------------------------------------------------------------------------------------------------------------------------------
         99.2500                 6.4606             6.4607             6.4608             6.4608             6.4618
         99.3750                 6.4430             6.4431             6.4432             6.4432             6.4439
         99.5000                 6.4254             6.4254             6.4255             6.4255             6.4260
         99.6250                 6.4078             6.4078             6.4079             6.4079             6.4082
         99.7500                 6.3903             6.3903             6.3903             6.3903             6.3904
         99.8750                 6.3728             6.3727             6.3727             6.3727             6.3726
        100.0000                 6.3553             6.3552             6.3552             6.3552             6.3549
        100.1250                 6.3378             6.3378             6.3377             6.3377             6.3371
        100.2500                 6.3204             6.3203             6.3202             6.3202             6.3194
        100.3750                 6.3029             6.3029             6.3027             6.3027             6.3017
        100.5000                 6.2856             6.2855             6.2853             6.2853             6.2841
        100.6250                 6.2682             6.2681             6.2679             6.2679             6.2665
        100.7500                 6.2509             6.2508             6.2505             6.2505             6.2489
        100.8750                 6.2336             6.2334             6.2332             6.2332             6.2313
        101.0000                 6.2163             6.2162             6.2159             6.2159             6.2138
        101.1250                 6.1991             6.1989             6.1986             6.1986             6.1963
        101.2500                 6.1818             6.1817             6.1813             6.1813             6.1788
        101.3750                 6.1646             6.1645             6.1641             6.1641             6.1614
        101.5000                 6.1475             6.1473             6.1469             6.1469             6.1439
        101.6250                 6.1303             6.1301             6.1297             6.1297             6.1265
        101.7500                 6.1132             6.1130             6.1125             6.1125             6.1092
-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price          77.00              77.00              77.00              77.00              79.00
                     WAL          9.846              9.834              9.811              9.811              9.644
                Mod Durn          7.137              7.131              7.119              7.119              7.031
           Mod Convexity          0.646              0.645              0.643              0.643              0.626
        Principal Window     Oct11 to Nov11     Oct11 to Nov11     Oct11 to Oct11     Oct11 to Oct11     Aug11 to Aug11

           Maturity #mos         119.00             119.00             118.00             118.00             116.00
       Total Collat Loss      0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation      0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR            4.110              4.110              4.110              4.110              4.110

                CMT_10YR            4.780              4.780              4.780              4.780              4.780

                CMT_30YR            5.260              5.260              5.260              5.260              5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - C (AA-)

--------------------------------------------------------------------------------
Balance                   $12,304,000.00   Delay                      11
Coupon                             6.420   Dated                   12/1/2001
Settle                          12/20/01   First Payment           1/12/2002
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
         PRICE                 0CPR            10 CPR            25 CPR            50 CPR            75 CPR             100CPR
                               Yield
------------------------------------------------------------------------------------------------------------------------------------
         99.2500              6.5845           6.5846            6.5845            6.5848            6.5850             6.5860
         99.3750              6.5669           6.5669            6.5669            6.5670            6.5672             6.5680
         99.5000              6.5492           6.5492            6.5492            6.5493            6.5495             6.5500
         99.6250              6.5316           6.5316            6.5316            6.5317            6.5318             6.5321
         99.7500              6.5140           6.5140            6.5140            6.5140            6.5141             6.5141
         99.8750              6.4964           6.4965            6.4965            6.4964            6.4964             6.4963
        100.0000              6.4789           6.4789            6.4789            6.4788            6.4787             6.4784
        100.1250              6.4614           6.4614            6.4614            6.4613            6.4611             6.4606
        100.2500              6.4439           6.4440            6.4439            6.4438            6.4436             6.4428
        100.3750              6.4265           6.4265            6.4265            6.4263            6.4260             6.4250
        100.5000              6.4091           6.4091            6.4091            6.4088            6.4085             6.4072
        100.6250              6.3917           6.3917            6.3917            6.3913            6.3910             6.3895
        100.7500              6.3743           6.3743            6.3743            6.3739            6.3735             6.3718
        100.8750              6.3570           6.3570            6.3570            6.3565            6.3560             6.3542
        101.0000              6.3396           6.3397            6.3397            6.3392            6.3386             6.3365
        101.1250              6.3224           6.3224            6.3224            6.3218            6.3212             6.3189
        101.2500              6.3051           6.3051            6.3051            6.3045            6.3039             6.3014
        101.3750              6.2879           6.2879            6.2879            6.2873            6.2865             6.2838
        101.5000              6.2707           6.2707            6.2707            6.2700            6.2692             6.2663
        101.6250              6.2535           6.2535            6.2535            6.2528            6.2519             6.2488
        101.7500              6.2363           6.2364            6.2364            6.2356            6.2347             6.2313
------------------------------------------------------------------------------------------------------------------------------------

   Spread @ Center Price       89.00            89.00             89.00             89.00             90.00              91.00
                     WAL       9.894            9.894             9.894             9.856             9.811              9.644
                Mod Durn       7.121            7.121             7.121             7.101             7.078              6.991
           Mod Convexity       0.646            0.646             0.646             0.642             0.637              0.621
        Principal Window  Nov11 to Nov11   Nov11 to Nov11    Nov11 to Nov11    Oct11 to Nov11    Oct11 to Oct11     Aug11 to Aug11

           Maturity #mos      119.00           119.00            119.00            119.00            118.00             116.00
       Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties                   Include penalty   Include penalty   Include penalty   Include penalty    Include penalty
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR         4.110            4.110             4.110             4.110             4.110              4.110

                CMT_10YR         4.780            4.780             4.780             4.780             4.780              4.780

                CMT_30YR         5.260            5.260             5.260             5.260             5.260              5.260
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         PRICE                   10 CPY             25 CPY             50 CPY             75 CPY             100 CPY
------------------------------------------------------------------------------------------------------------------------------------
         99.2500                 6.5845             6.5845             6.5846             6.5850             6.5860
         99.3750                 6.5669             6.5669             6.5669             6.5672             6.5680
         99.5000                 6.5492             6.5492             6.5492             6.5495             6.5500
         99.6250                 6.5316             6.5316             6.5316             6.5318             6.5321
         99.7500                 6.5140             6.5140             6.5140             6.5141             6.5141
         99.8750                 6.4964             6.4964             6.4964             6.4964             6.4963
        100.0000                 6.4789             6.4789             6.4789             6.4787             6.4784
        100.1250                 6.4614             6.4614             6.4614             6.4611             6.4606
        100.2500                 6.4439             6.4439             6.4439             6.4436             6.4428
        100.3750                 6.4265             6.4265             6.4265             6.4260             6.4250
        100.5000                 6.4091             6.4091             6.4090             6.4085             6.4072
        100.6250                 6.3917             6.3917             6.3916             6.3910             6.3895
        100.7500                 6.3743             6.3743             6.3742             6.3735             6.3718
        100.8750                 6.3570             6.3570             6.3569             6.3560             6.3542
        101.0000                 6.3396             6.3396             6.3396             6.3386             6.3365
        101.1250                 6.3224             6.3224             6.3223             6.3212             6.3189
        101.2500                 6.3051             6.3051             6.3050             6.3039             6.3014
        101.3750                 6.2879             6.2879             6.2878             6.2865             6.2838
        101.5000                 6.2707             6.2707             6.2706             6.2692             6.2663
        101.6250                 6.2535             6.2535             6.2534             6.2519             6.2488
        101.7500                 6.2363             6.2363             6.2362             6.2347             6.2313
------------------------------------------------------------------------------------------------------------------------------------

   Spread @ Center Price          89.00              89.00              89.00              90.00              91.00
                     WAL          9.894              9.894              9.889              9.811              9.644
                Mod Durn          7.121              7.121              7.118              7.078              6.991
           Mod Convexity          0.646              0.646              0.645              0.637              0.621
        Principal Window     Nov11 to Nov11     Nov11 to Nov11     Oct11 to Nov11     Oct11 to Oct11     Aug11 to Aug11

           Maturity #mos         119.00             119.00             119.00             118.00             116.00
       Total Collat Loss      0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation      0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR            4.110              4.110              4.110              4.110              4.110

                CMT_10YR            4.780              4.780              4.780              4.780              4.780

                CMT_30YR            5.260              5.260              5.260              5.260              5.260
------------------------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - D (A+)

--------------------------------------------------------------------------------
Balance                   $12,303,000.00   Delay                      11
Coupon                             6.499   Dated                   12/1/2001
Settle                          12/20/01   First Payment           1/12/2002
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
         PRICE                 0CPR             10 CPR            25 CPR            50 CPR            75 CPR             100CPR
                               Yield
------------------------------------------------------------------------------------------------------------------------------------
         99.2500              6.6656            6.6657            6.6657            6.6656            6.6660             6.6671
         99.3750              6.6479            6.6479            6.6479            6.6479            6.6482             6.6490
         99.5000              6.6302            6.6302            6.6302            6.6302            6.6304             6.6310
         99.6250              6.6125            6.6125            6.6125            6.6125            6.6126             6.6130
         99.7500              6.5948            6.5949            6.5949            6.5948            6.5949             6.5950
         99.8750              6.5772            6.5772            6.5772            6.5772            6.5772             6.5770
        100.0000              6.5596            6.5596            6.5596            6.5596            6.5595             6.5591
        100.1250              6.5420            6.5421            6.5421            6.5420            6.5418             6.5412
        100.2500              6.5245            6.5245            6.5245            6.5245            6.5242             6.5233
        100.3750              6.5070            6.5070            6.5070            6.5070            6.5066             6.5055
        100.5000              6.4895            6.4895            6.4895            6.4895            6.4890             6.4877
        100.6250              6.4720            6.4721            6.4721            6.4720            6.4715             6.4699
        100.7500              6.4546            6.4546            6.4546            6.4546            6.4539             6.4521
        100.8750              6.4372            6.4372            6.4372            6.4372            6.4365             6.4344
        101.0000              6.4198            6.4198            6.4198            6.4198            6.4190             6.4167
        101.1250              6.4025            6.4025            6.4025            6.4025            6.4016             6.3990
        101.2500              6.3851            6.3852            6.3852            6.3851            6.3841             6.3814
        101.3750              6.3679            6.3679            6.3679            6.3679            6.3668             6.3638
        101.5000              6.3506            6.3506            6.3506            6.3506            6.3494             6.3462
        101.6250              6.3333            6.3334            6.3334            6.3333            6.3321             6.3286
        101.7500              6.3161            6.3161            6.3161            6.3161            6.3148             6.3111
------------------------------------------------------------------------------------------------------------------------------------

   Spread @ Center Price       97.00             97.00             97.00             97.00             98.00              99.00
                     WAL       9.894             9.894             9.894             9.894             9.826              9.644
                Mod Durn       7.094             7.094             7.094             7.094             7.059              6.964
           Mod Convexity       0.642             0.642             0.642             0.642             0.635              0.617
        Principal Window  Nov11 to Nov11    Nov11 to Nov11    Nov11 to Nov11    Nov11 to Nov11    Oct11 to Nov11     Aug11 to Aug11

           Maturity #mos      119.00            119.00            119.00            119.00            119.00             116.00
       Total Collat Loss   0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation   0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties                    Include penalty   Include penalty   Include penalty   Include penalty    Include penalty
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR         4.110             4.110             4.110             4.110             4.110              4.110

                CMT_10YR         4.780             4.780             4.780             4.780             4.780              4.780

                CMT_30YR         5.260             5.260             5.260             5.260             5.260              5.260
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         PRICE                  10 CPY             25 CPY             50 CPY             75 CPY             100 CPY
------------------------------------------------------------------------------------------------------------------------------------
         99.2500                6.6656             6.6656             6.6656             6.6659             6.6671
         99.3750                6.6479             6.6479             6.6479             6.6481             6.6490
         99.5000                6.6302             6.6302             6.6302             6.6303             6.6310
         99.6250                6.6125             6.6125             6.6125             6.6126             6.6130
         99.7500                6.5948             6.5948             6.5948             6.5949             6.5950
         99.8750                6.5772             6.5772             6.5772             6.5772             6.5770
        100.0000                6.5596             6.5596             6.5596             6.5595             6.5591
        100.1250                6.5420             6.5420             6.5420             6.5419             6.5412
        100.2500                6.5245             6.5245             6.5245             6.5243             6.5233
        100.3750                6.5070             6.5070             6.5070             6.5068             6.5055
        100.5000                6.4895             6.4895             6.4895             6.4892             6.4877
        100.6250                6.4720             6.4720             6.4720             6.4717             6.4699
        100.7500                6.4546             6.4546             6.4546             6.4542             6.4522
        100.8750                6.4372             6.4372             6.4372             6.4368             6.4344
        101.0000                6.4198             6.4198             6.4198             6.4194             6.4167
        101.1250                6.4025             6.4025             6.4025             6.4020             6.3991
        101.2500                6.3851             6.3851             6.3851             6.3846             6.3814
        101.3750                6.3679             6.3679             6.3679             6.3672             6.3638
        101.5000                6.3506             6.3506             6.3506             6.3499             6.3462
        101.6250                6.3333             6.3333             6.3333             6.3326             6.3286
        101.7500                6.3161             6.3161             6.3161             6.3154             6.3111
------------------------------------------------------------------------------------------------------------------------------------

   Spread @ Center Price         97.00              97.00              97.00              97.00              99.00
                     WAL         9.894              9.894              9.894              9.857              9.646
                Mod Durn         7.094              7.094              7.094              7.074              6.965
           Mod Convexity         0.642              0.642              0.642              0.638              0.617
        Principal Window    Nov11 to Nov11     Nov11 to Nov11     Nov11 to Nov11     Oct11 to Nov11     Aug11 to Sep11

           Maturity #mos        119.00             119.00             119.00             119.00             117.00
       Total Collat Loss     0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation     0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR           4.110              4.110              4.110              4.110              4.110

                CMT_10YR           4.780              4.780              4.780              4.780              4.780

                CMT_30YR           5.260              5.260              5.260              5.260              5.260
------------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - E (A)
--------------------------------------------------------------------------------
Balance                   $17,224,000.00   Delay                      11
Coupon                             6.549   Dated                   12/1/2001
Settle                          12/20/01   First Payment           1/12/2002
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
         PRICE                 0CPR              10 CPR            25 CPR            50 CPR            75 CPR            100CPR
                               Yield
------------------------------------------------------------------------------------------------------------------------------------
         99.2500              6.7169             6.7170            6.7170            6.7170            6.7170            6.7181
         99.3750              6.6991             6.6992            6.6992            6.6992            6.6992            6.7001
         99.5000              6.6814             6.6815            6.6815            6.6814            6.6814            6.6820
         99.6250              6.6637             6.6637            6.6637            6.6637            6.6637            6.6641
         99.7500              6.6460             6.6460            6.6460            6.6460            6.6460            6.6461
         99.8750              6.6284             6.6284            6.6284            6.6284            6.6284            6.6282
        100.0000              6.6107             6.6107            6.6107            6.6107            6.6107            6.6103
        100.1250              6.5931             6.5931            6.5931            6.5931            6.5931            6.5924
        100.2500              6.5756             6.5755            6.5755            6.5755            6.5755            6.5746
        100.3750              6.5580             6.5580            6.5580            6.5580            6.5580            6.5568
        100.5000              6.5405             6.5404            6.5404            6.5404            6.5404            6.5390
        100.6250              6.5230             6.5229            6.5229            6.5229            6.5229            6.5213
        100.7500              6.5056             6.5055            6.5055            6.5054            6.5054            6.5036
        100.8750              6.4881             6.4880            6.4880            6.4880            6.4880            6.4859
        101.0000              6.4707             6.4706            6.4706            6.4706            6.4706            6.4682
        101.1250              6.4534             6.4532            6.4532            6.4532            6.4532            6.4506
        101.2500              6.4360             6.4358            6.4358            6.4358            6.4358            6.4329
        101.3750              6.4187             6.4185            6.4185            6.4185            6.4185            6.4154
        101.5000              6.4014             6.4012            6.4012            6.4012            6.4012            6.3978
        101.6250              6.3841             6.3839            6.3839            6.3839            6.3839            6.3803
        101.7500              6.3669             6.3667            6.3666            6.3666            6.3666            6.3628
------------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price      102.00             102.00            102.00            102.00            102.00            104.00
                     WAL       9.907              9.894             9.894             9.894             9.894             9.702
                Mod Durn       7.083              7.076             7.076             7.076             7.076             6.977
           Mod Convexity       0.641              0.640             0.640             0.640             0.640             0.621
        Principal Window  Nov11 to Dec11     Nov11 to Nov11    Nov11 to Nov11    Nov11 to Nov11    Nov11 to Nov11    Aug11 to Sep11

           Maturity #mos      120.00             119.00            119.00            119.00            119.00            117.00
       Total Collat Loss   0.00 (0.00%)       0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)
Total Collat Liquidation   0.00 (0.00%)       0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)
   Lockout and penalties                     Include penalty   Include penalty   Include penalty   Include penalty   Include penalty
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR        4.110              4.110             4.110             4.110             4.110             4.110

                CMT_10YR        4.780              4.780             4.780             4.780             4.780             4.780

                CMT_30YR        5.260              5.260             5.260             5.260             5.260             5.260
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         PRICE                     10 CPY             25 CPY             50 CPY             75 CPY             100 CPY
------------------------------------------------------------------------------------------------------------------------------------
         99.2500                   6.7170             6.7170             6.7170             6.7170             6.7179
         99.3750                   6.6992             6.6992             6.6992             6.6992             6.6999
         99.5000                   6.6814             6.6814             6.6814             6.6814             6.6820
         99.6250                   6.6637             6.6637             6.6637             6.6637             6.6640
         99.7500                   6.6460             6.6460             6.6460             6.6460             6.6461
         99.8750                   6.6284             6.6284             6.6284             6.6284             6.6282
        100.0000                   6.6107             6.6107             6.6107             6.6107             6.6104
        100.1250                   6.5931             6.5931             6.5931             6.5931             6.5925
        100.2500                   6.5755             6.5755             6.5755             6.5755             6.5747
        100.3750                   6.5580             6.5580             6.5580             6.5580             6.5570
        100.5000                   6.5404             6.5404             6.5404             6.5404             6.5392
        100.6250                   6.5229             6.5229             6.5229             6.5229             6.5215
        100.7500                   6.5054             6.5054             6.5054             6.5054             6.5038
        100.8750                   6.4880             6.4880             6.4880             6.4880             6.4862
        101.0000                   6.4706             6.4706             6.4706             6.4706             6.4685
        101.1250                   6.4532             6.4532             6.4532             6.4532             6.4509
        101.2500                   6.4358             6.4358             6.4358             6.4358             6.4333
        101.3750                   6.4185             6.4185             6.4185             6.4185             6.4158
        101.5000                   6.4012             6.4012             6.4012             6.4012             6.3983
        101.6250                   6.3839             6.3839             6.3839             6.3839             6.3808
        101.7500                   6.3666             6.3666             6.3666             6.3666             6.3633
------------------------------------------------------------------------------------------------------------------------------------

   Spread @ Center Price           102.00             102.00             102.00             102.00             103.00
                     WAL            9.894              9.894              9.894              9.894              9.728
                Mod Durn            7.076              7.076              7.076              7.076              6.991
           Mod Convexity            0.640              0.640              0.640              0.640              0.623
        Principal Window       Nov11 to Nov11     Nov11 to Nov11     Nov11 to Nov11     Nov11 to Nov11     Sep11 to Sep11

           Maturity #mos           119.00             119.00             119.00             119.00             117.00
       Total Collat Loss        0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
Total Collat Liquidation        0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
   Lockout and penalties
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                 CMT_5YR             4.110              4.110              4.110              4.110              4.110

                CMT_10YR             4.780              4.780              4.780              4.780              4.780

                CMT_30YR             5.260              5.260              5.260              5.260              5.260
------------------------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - F (A-)

-------------------------------------------------------------------------------
Balance            $12,303,000.00          Delay                        11
Coupon                      6.672          Dated                    12/1/2001
Settle                   12/20/01          First Payment            1/12/2002
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       PRICE                         0CPR                 10 CPR               25 CPR               50 CPR              75 CPR
                                    Yield
-----------------------------------------------------------------------------------------------------------------------------------
        99.2500                     6.8429                6.8430               6.8432               6.8433              6.8433
        99.3750                     6.8251                6.8252               6.8254               6.8254              6.8254
        99.5000                     6.8073                6.8074               6.8075               6.8076              6.8076
        99.6250                     6.7896                6.7897               6.7897               6.7898              6.7898
        99.7500                     6.7719                6.7719               6.7720               6.7720              6.7720
        99.8750                     6.7542                6.7542               6.7542               6.7542              6.7542
       100.0000                     6.7366                6.7366               6.7365               6.7364              6.7364
       100.1250                     6.7190                6.7189               6.7188               6.7187              6.7187
       100.2500                     6.7014                6.7013               6.7011               6.7010              6.7010
       100.3750                     6.6838                6.6837               6.6835               6.6834              6.6834
       100.5000                     6.6663                6.6662               6.6659               6.6657              6.6657
       100.6250                     6.6488                6.6487               6.6483               6.6481              6.6481
       100.7500                     6.6313                6.6312               6.6307               6.6305              6.6305
       100.8750                     6.6139                6.6137               6.6132               6.6130              6.6130
       101.0000                     6.5965                6.5963               6.5957               6.5955              6.5955
       101.1250                     6.5791                6.5789               6.5783               6.5780              6.5780
       101.2500                     6.5617                6.5615               6.5608               6.5605              6.5605
       101.3750                     6.5444                6.5441               6.5434               6.5431              6.5431
       101.5000                     6.5271                6.5268               6.5260               6.5257              6.5257
       101.6250                     6.5098                6.5095               6.5087               6.5083              6.5083
       101.7500                     6.4925                6.4922               6.4913               6.4909              6.4909
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price           114.00                 114.00              115.00               115.00              115.00
                     WAL            9.978                  9.959               9.915                9.894               9.894
                Mod Durn            7.076                  7.067               7.045                7.034               7.034
           Mod Convexity            0.643                  0.641               0.637                0.635               0.635
        Principal Window        Dec11 to Dec11        Nov11 to Dec11       Nov11 to Dec11       Nov11 to Nov11      Nov11 to Nov11
           Maturity #mos           120.00                 120.00              120.00               119.00              119.00
       Total Collat Loss         0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)        0.00 (0.00%)
Total Collat Liquidation         0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)        0.00 (0.00%)
   Lockout and penalties                              Include penalty     Include penalty      Include penalty     Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR                  4.110                 4.110                4.110                4.110               4.110
                CMT_10YR                  4.780                 4.780                4.780                4.780               4.780
                CMT_30YR                  5.260                 5.260                5.260                5.260               5.260
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      100CPR                   10 CPY                25 CPY                  50 CPY                75 CPY              100 CPY

-----------------------------------------------------------------------------------------------------------------------------------
      6.8443                   6.8429                6.8431                  6.8433                6.8433               6.8443
      6.8262                   6.8251                6.8252                  6.8254                6.8254               6.8262
      6.8081                   6.8073                6.8074                  6.8076                6.8076               6.8081
      6.7900                   6.7896                6.7897                  6.7898                6.7898               6.7900
      6.7720                   6.7719                6.7719                  6.7720                6.7720               6.7720
      6.7540                   6.7542                6.7542                  6.7542                6.7542               6.7540
      6.7361                   6.7366                6.7365                  6.7364                6.7364               6.7361
      6.7181                   6.7190                6.7189                  6.7187                6.7187               6.7181
      6.7002                   6.7014                6.7012                  6.7010                6.7010               6.7002
      6.6824                   6.6838                6.6836                  6.6834                6.6834               6.6824
      6.6645                   6.6663                6.6661                  6.6657                6.6657               6.6645
      6.6467                   6.6488                6.6485                  6.6481                6.6481               6.6467
      6.6289                   6.6313                6.6310                  6.6305                6.6305               6.6289
      6.6111                   6.6139                6.6135                  6.6130                6.6130               6.6111
      6.5934                   6.5965                6.5961                  6.5955                6.5955               6.5934
      6.5757                   6.5791                6.5786                  6.5780                6.5780               6.5757
      6.5580                   6.5617                6.5612                  6.5605                6.5605               6.5580
      6.5404                   6.5444                6.5438                  6.5431                6.5431               6.5404
      6.5227                   6.5270                6.5265                  6.5257                6.5257               6.5227
      6.5052                   6.5098                6.5092                  6.5083                6.5083               6.5052
      6.4876                   6.4925                6.4919                  6.4909                6.4909               6.4876
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      116.00                  114.00                114.00                   115.00               115.00               116.00
       9.728                   9.976                 9.943                    9.894                9.894                9.728
       6.950                   7.075                 7.059                    7.034                7.034                6.950
       0.618                   0.643                 0.639                    0.635                0.635                0.618
  Sep11 to Sep11           Nov11 to Dec11        Nov11 to Dec11          Nov11 to Nov11        Nov11 to Nov11       Sep11 to Sep11
      117.00                  120.00                120.00                   119.00               119.00               117.00
   0.00 (0.00%)             0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
   0.00 (0.00%)             0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
  Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

            4.110                    4.110                 4.110                   4.110                 4.110                4.110
            4.780                    4.780                 4.780                   4.780                 4.780                4.780
            5.260                    5.260                 5.260                   5.260                 5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - G (BBB+)

-------------------------------------------------------------------------------
Balance            $12,303,000.00          Delay                        11
Coupon                       6.927         Dated                    12/1/2001
Settle                12/20/01             First Payment            1/12/2002
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          PRICE                 0CPR                 10 CPR                  25 CPR                50 CPR               75 CPR
                               Yield
-----------------------------------------------------------------------------------------------------------------------------------
          99.2500              7.1050                7.1050                  7.1050                7.1053               7.1055
          99.3750              7.0870                7.0870                  7.0870                7.0872               7.0874
          99.5000              7.0690                7.0691                  7.0691                7.0692               7.0693
          99.6250              7.0511                7.0511                  7.0511                7.0512               7.0512
          99.7500              7.0332                7.0332                  7.0332                7.0332               7.0332
          99.8750              7.0153                7.0153                  7.0153                7.0152               7.0152
         100.0000              6.9974                6.9974                  6.9974                6.9973               6.9973
         100.1250              6.9796                6.9796                  6.9796                6.9794               6.9793
         100.2500              6.9618                6.9618                  6.9618                6.9616               6.9614
         100.3750              6.9440                6.9440                  6.9440                6.9437               6.9435
         100.5000              6.9263                6.9263                  6.9263                6.9259               6.9257
         100.6250              6.9086                6.9086                  6.9086                6.9081               6.9079
         100.7500              6.8909                6.8909                  6.8909                6.8904               6.8901
         100.8750              6.8732                6.8732                  6.8732                6.8726               6.8723
         101.0000              6.8556                6.8556                  6.8556                6.8550               6.8546
         101.1250              6.8380                6.8380                  6.8380                6.8373               6.8369
         101.2500              6.8204                6.8204                  6.8204                6.8196               6.8192
         101.3750              6.8029                6.8029                  6.8029                6.8020               6.8015
         101.5000              6.7853                6.7853                  6.7853                6.7844               6.7839
         101.6250              6.7678                6.7678                  6.7678                6.7669               6.7663
         101.7500              6.7504                6.7504                  6.7504                6.7494               6.7487
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price       140.00                140.00                  140.00                140.00               141.00
                     WAL       9.978                  9.978                  9.978                 9.926                9.894
                Mod Durn       6.989                  6.989                  6.989                 6.964                6.949
           Mod Convexity       0.631                  0.631                  0.631                 0.626                0.623
        Principal Window   Dec11 to Dec11        Dec11 to Dec11          Dec11 to Dec11        Nov11 to Dec11       Nov11 to Nov11
           Maturity #mos      120.00                 120.00                  120.00                120.00              119.00
       Total Collat Loss    0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
Total Collat Liquidation    0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
   Lockout and penalties                         Include penalty        Include penalty       Include penalty      Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR             4.110                 4.110                   4.110                 4.110                4.110
                CMT_10YR             4.780                 4.780                   4.780                 4.780                4.780
                CMT_30YR             5.260                 5.260                   5.260                 5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       100CPR                  10 CPY                25 CPY                  50 CPY                75 CPY              100 CPY

-----------------------------------------------------------------------------------------------------------------------------------
       7.1064                  7.1050                7.1050                  7.1051                7.1055               7.1064
       7.0881                  7.0870                7.0870                  7.0871                7.0874               7.0881
       7.0698                  7.0690                7.0690                  7.0691                7.0693               7.0698
       7.0515                  7.0511                7.0511                  7.0511                7.0512               7.0515
       7.0333                  7.0332                7.0332                  7.0332                7.0332               7.0333
       7.0151                  7.0153                7.0153                  7.0153                7.0152               7.0151
       6.9969                  6.9974                6.9974                  6.9974                6.9973               6.9969
       6.9787                  6.9796                6.9796                  6.9795                6.9793               6.9787
       6.9606                  6.9618                6.9618                  6.9617                6.9614               6.9606
       6.9425                  6.9440                6.9440                  6.9439                6.9435               6.9425
       6.9245                  6.9263                6.9263                  6.9261                6.9257               6.9245
       6.9064                  6.9086                6.9086                  6.9084                6.9079               6.9064
       6.8884                  6.8909                6.8909                  6.8907                6.8901               6.8884
       6.8704                  6.8732                6.8732                  6.8730                6.8723               6.8704
       6.8525                  6.8556                6.8556                  6.8553                6.8546               6.8525
       6.8346                  6.8380                6.8380                  6.8377                6.8369               6.8346
       6.8167                  6.8204                6.8204                  6.8201                6.8192               6.8167
       6.7988                  6.8029                6.8029                  6.8025                6.8015               6.7988
       6.7810                  6.7853                6.7853                  6.7850                6.7839               6.7810
       6.7632                  6.7678                6.7678                  6.7675                6.7663               6.7632
       6.7454                  6.7504                6.7504                  6.7500                6.7487               6.7454
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       142.00                  140.00                140.00                  140.00                141.00               142.00
        9.728                  9.978                 9.978                    9.957                9.894                9.728
        6.866                  6.989                 6.989                    6.979                6.949                6.866
        0.607                  0.631                 0.631                    0.629                0.623                0.607
   Sep11 to Sep11          Dec11 to Dec11        Dec11 to Dec11          Nov11 to Dec11        Nov11 to Nov11       Sep11 to Sep11
       117.00                  120.00                120.00                  120.00                119.00               117.00
    0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
    0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
   Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

             4.110                   4.110                 4.110                   4.110                 4.110                4.110
             4.780                   4.780                 4.780                   4.780                 4.780                4.780
             5.260                   5.260                 5.260                   5.260                 5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - H (BBB)

-------------------------------------------------------------------------------
Balance            $17,224,000.00          Delay                        11
Coupon                      7.025          Dated                    12/1/2001
Settle                12/20/01             First Payment            1/12/2002
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          PRICE                   0CPR              10 CPR                 25 CPR                50 CPR                75 CPR
                                 Yield
-----------------------------------------------------------------------------------------------------------------------------------
          99.2500                7.2055             7.2054                 7.2054                7.2054                7.2059
          99.3750                7.1874             7.1873                 7.1873                7.1873                7.1878
          99.5000                7.1693             7.1693                 7.1693                7.1693                7.1697
          99.6250                7.1513             7.1513                 7.1512                7.1512                7.1516
          99.7500                7.1333             7.1333                 7.1332                7.1332                7.1335
          99.8750                7.1153             7.1153                 7.1153                7.1152                7.1155
         100.0000                7.0974             7.0973                 7.0973                7.0973                7.0974
         100.1250                7.0794             7.0794                 7.0794                7.0794                7.0795
         100.2500                7.0616             7.0615                 7.0615                7.0615                7.0615
         100.3750                7.0437             7.0437                 7.0437                7.0436                7.0436
         100.5000                7.0259             7.0258                 7.0258                7.0258                7.0257
         100.6250                7.0081             7.0080                 7.0080                7.0080                7.0078
         100.7500                6.9903             6.9903                 6.9903                6.9902                6.9900
         100.8750                6.9726             6.9725                 6.9725                6.9725                6.9722
         101.0000                6.9548             6.9548                 6.9548                6.9548                6.9544
         101.1250                6.9371             6.9371                 6.9371                6.9371                6.9367
         101.2500                6.9195             6.9195                 6.9195                6.9194                6.9190
         101.3750                6.9019             6.9018                 6.9018                6.9018                6.9013
         101.5000                6.8843             6.8842                 6.8842                6.8842                6.8836
         101.6250                6.8667             6.8667                 6.8666                6.8666                6.8660
         101.7500                6.8491             6.8491                 6.8491                6.8491                6.8483
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price         150.00             150.00                 150.00                150.00                150.00
                     WAL         9.978               9.978                 9.978                 9.978                 9.927
                Mod Durn         6.956               6.956                 6.956                 6.956                 6.932
           Mod Convexity         0.627               0.627                 0.627                 0.627                 0.622
        Principal Window     Dec11 to Dec11     Dec11 to Dec11         Dec11 to Dec11        Dec11 to Dec11        Nov11 to Dec11
           Maturity #mos         120.00             120.00                 120.00                120.00                120.00
       Total Collat Loss      0.00 (0.00%)       0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
Total Collat Liquidation      0.00 (0.00%)       0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
   Lockout and penalties                        Include penalty       Include penalty       Include penalty       Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR               4.110              4.110                  4.110                 4.110                 4.110
                CMT_10YR               4.780              4.780                  4.780                 4.780                 4.780
                CMT_30YR               5.260              5.260                  5.260                 5.260                 5.260
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     100CPR                    10 CPY                25 CPY                 50 CPY                75 CPY              100 CPY

-----------------------------------------------------------------------------------------------------------------------------------
     7.2072                    7.2055                7.2055                 7.2055                7.2058               7.2072
     7.1888                    7.1874                7.1874                 7.1874                7.1877               7.1888
     7.1704                    7.1693                7.1693                 7.1693                7.1696               7.1704
     7.1521                    7.1513                7.1513                 7.1513                7.1515               7.1521
     7.1337                    7.1333                7.1333                 7.1333                7.1334               7.1337
     7.1155                    7.1153                7.1153                 7.1153                7.1154               7.1155
     7.0972                    7.0974                7.0974                 7.0974                7.0975               7.0972
     7.0790                    7.0794                7.0794                 7.0795                7.0795               7.0790
     7.0608                    7.0616                7.0616                 7.0616                7.0616               7.0608
     7.0426                    7.0437                7.0437                 7.0437                7.0437               7.0426
     7.0244                    7.0259                7.0259                 7.0259                7.0258               7.0244
     7.0063                    7.0081                7.0081                 7.0081                7.0080               7.0063
     6.9882                    6.9903                6.9903                 6.9903                6.9902               6.9882
     6.9702                    6.9726                6.9726                 6.9726                6.9724               6.9702
     6.9521                    6.9548                6.9548                 6.9549                6.9546               6.9521
     6.9341                    6.9372                6.9372                 6.9372                6.9369               6.9341
     6.9162                    6.9195                6.9195                 6.9195                6.9192               6.9162
     6.8982                    6.9019                6.9019                 6.9019                6.9015               6.8982
     6.8803                    6.8843                6.8843                 6.8843                6.8839               6.8803
     6.8624                    6.8667                6.8667                 6.8667                6.8663               6.8624
     6.8446                    6.8491                6.8491                 6.8492                6.8487               6.8446
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     152.00                    150.00                150.00                 150.00                150.00               152.00
      9.728                    9.978                 9.978                   9.978                9.946                9.728
      6.835                    6.956                 6.956                   6.956                6.941                6.835
      0.603                    0.627                 0.627                   0.627                0.624                0.603
 Sep11 to Sep11            Dec11 to Dec11        Dec11 to Dec11         Dec11 to Dec11        Nov11 to Dec11       Sep11 to Sep11
     117.00                    120.00                120.00                  120.00               120.00               117.00
  0.00 (0.00%)              0.00 (0.00%)          0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
  0.00 (0.00%)              0.00 (0.00%)          0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
 Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

           4.110                     4.110                 4.110                  4.110                 4.110                4.110
           4.780                     4.780                 4.780                  4.780                 4.780                4.780
           5.260                     5.260                 5.260                  5.260                 5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - J (BBB-)

-------------------------------------------------------------------------------
Balance            $14,764,000.00          Delay                        11
Coupon             7.224589 (WAC)          Dated                    12/1/2001
Settle                12/20/01             First Payment            1/12/2002
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           PRICE                  0CPR               10 CPR                 25 CPR                50 CPR               75 CPR
                                 Yield
-----------------------------------------------------------------------------------------------------------------------------------
           98.7500               7.5917              7.5907                 7.5895                7.5883               7.5874
           98.8750               7.5732              7.5722                 7.5710                7.5698               7.5689
           99.0000               7.5548              7.5537                 7.5526                7.5514               7.5505
           99.1250               7.5363              7.5353                 7.5342                7.5330               7.5321
           99.2500               7.5179              7.5169                 7.5158                7.5146               7.5137
           99.3750               7.4996              7.4986                 7.4974                7.4962               7.4953
           99.5000               7.4813              7.4802                 7.4791                7.4779               7.4770
           99.6250               7.4630              7.4619                 7.4608                7.4596               7.4587
           99.7500               7.4447              7.4437                 7.4425                7.4413               7.4404
           99.8750               7.4265              7.4254                 7.4243                7.4231               7.4222
          100.0000               7.4082              7.4072                 7.4061                7.4049               7.4040
          100.1250               7.3901              7.3890                 7.3879                7.3867               7.3858
          100.2500               7.3719              7.3709                 7.3698                7.3686               7.3677
          100.3750               7.3538              7.3528                 7.3516                7.3504               7.3496
          100.5000               7.3357              7.3347                 7.3336                7.3323               7.3315
          100.6250               7.3176              7.3166                 7.3155                7.3143               7.3134
          100.7500               7.2996              7.2986                 7.2975                7.2963               7.2954
          100.8750               7.2816              7.2806                 7.2795                7.2783               7.2774
          101.0000               7.2636              7.2626                 7.2615                7.2603               7.2594
          101.1250               7.2457              7.2447                 7.2435                7.2423               7.2415
          101.2500               7.2278              7.2267                 7.2256                7.2244               7.2235
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price         188.00              188.00                 188.00                188.00               188.00
                     WAL         9.978                9.978                 9.978                 9.978                9.978
                Mod Durn         6.844                6.844                 6.844                 6.845                6.845
           Mod Convexity         0.612                0.612                 0.612                 0.612                0.612
        Principal Window     Dec11 to Dec11      Dec11 to Dec11         Dec11 to Dec11        Dec11 to Dec11       Dec11 to Dec11
           Maturity #mos              120.00               120.00                120.00                120.00               120.00
       Total Collat Loss      0.00 (0.00%)        0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
Total Collat Liquidation      0.00 (0.00%)        0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
   Lockout and penalties                         Include penalty       Include penalty       Include penalty      Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR               4.110               4.110                  4.110                 4.110                4.110
                CMT_10YR               4.780               4.780                  4.780                 4.780                4.780
                CMT_30YR               5.260               5.260                  5.260                 5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       100CPR                 10 CPY                25 CPY               50 CPY                  75 CPY               100 CPY

-----------------------------------------------------------------------------------------------------------------------------------
       7.5879                 7.5915                7.5913               7.5909                  7.5904                7.5912
       7.5692                 7.5730                7.5728               7.5724                  7.5719                7.5725
       7.5505                 7.5546                7.5544               7.5540                  7.5535                7.5538
       7.5318                 7.5362                7.5359               7.5355                  7.5351                7.5351
       7.5132                 7.5178                7.5175               7.5172                  7.5167                7.5165
       7.4946                 7.4994                7.4992               7.4988                  7.4983                7.4979
       7.4761                 7.4811                7.4809               7.4805                  7.4800                7.4794
       7.4576                 7.4628                7.4626               7.4622                  7.4617                7.4609
       7.4391                 7.4445                7.4443               7.4439                  7.4434                7.4424
       7.4206                 7.4263                7.4261               7.4257                  7.4252                7.4239
       7.4022                 7.4081                7.4078               7.4075                  7.4070                7.4055
       7.3838                 7.3899                7.3897               7.3893                  7.3888                7.3871
       7.3654                 7.3718                7.3715               7.3711                  7.3707                7.3687
       7.3470                 7.3536                7.3534               7.3530                  7.3525                7.3504
       7.3287                 7.3355                7.3353               7.3349                  7.3344                7.3320
       7.3104                 7.3175                7.3172               7.3168                  7.3164                7.3138
       7.2922                 7.2994                7.2992               7.2988                  7.2983                7.2955
       7.2740                 7.2814                7.2812               7.2808                  7.2803                7.2773
       7.2558                 7.2635                7.2632               7.2628                  7.2624                7.2591
       7.2376                 7.2455                7.2453               7.2449                  7.2444                7.2409
       7.2195                 7.2276                7.2274               7.2270                  7.2265                7.2228
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       189.00                 188.00                188.00               188.00                  188.00                189.00
        9.798                 9.978                 9.978                 9.978                  9.978                 9.800
        6.761                 6.844                 6.844                 6.844                  6.844                 6.761
        0.596                 0.612                 0.612                 0.612                  0.612                 0.596
   Sep11 to Oct11         Dec11 to Dec11        Dec11 to Dec11       Dec11 to Dec11          Dec11 to Dec11        Sep11 to Oct11
            118.00                 120.00                120.00               120.00                  120.00                118.00
    0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)
    0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)
   Include penalty

-----------------------------------------------------------------------------------------------------------------------------------
             4.110                  4.110                 4.110                4.110                   4.110                 4.110
             4.780                  4.780                 4.780                4.780                   4.780                 4.780
             5.260                  5.260                 5.260                5.260                   5.260                 5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - IO-I

-------------------------------------------------------------------------------
Balance            $984,245,642.00         Delay                        11
Coupon                     0.68837         Dated                    12/1/2001
Settle                 12/20/01            First Payment            1/12/2002
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          PRICE                     0CPR               10 CPR                  25 CPR              50 CPR               75 CPR
                                   Yield
-----------------------------------------------------------------------------------------------------------------------------------
          3.4150                   5.5333              15.6217                15.7110             15.7828              15.7934
          3.4775                   5.0243              15.1084                15.1926             15.2581              15.2640
          3.5400                   4.5302              14.6103                14.6895             14.7489              14.7502
          3.6025                   4.0503              14.1265                14.2009             14.2545              14.2514
          3.6650                   3.5839              13.6563                13.7262             13.7742              13.7669
          3.7275                   3.1304              13.1990                13.2645             13.3071              13.2958
          3.7900                   2.6890              12.7541                12.8153             12.8528              12.8376
          3.8525                   2.2593              12.3210                12.3780             12.4105              12.3917
          3.9150                   1.8408              11.8991                11.9521             11.9798              11.9574
          3.9775                   1.4328              11.4879                11.5371             11.5601              11.5343
          4.0400                   1.0350              11.0869                11.1324             11.1510              11.1219
          4.1025                   0.6469              10.6958                10.7376             10.7519              10.7197
          4.1650                   0.2680              10.3140                10.3523             10.3625              10.3272
          4.2275                   9.8981               9.9412                 9.9762              9.9823               9.9441
          4.2900                   9.5367               9.5770                 9.6087              9.6110               9.5699
          4.3525                   9.1835               9.2211                 9.2496              9.2481               9.2044
          4.4150                   8.8382               8.8732                 8.8985              8.8934               8.8471
          4.4775                   8.5004               8.5328                 8.5552              8.5466               8.4977
          4.5400                   8.1699               8.1998                 8.2193              8.2073               8.1559
          4.6025                   7.8464               7.8739                 7.8905              7.8752               7.8215
          4.6650                   7.5296               7.5547                 7.5686              7.5501               7.4941
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price           645.00              651.00                  656.00              659.00               656.00
                     WAL           8.546                8.491                  8.436               8.382                8.344
                Mod Durn           3.902                3.872                  3.836               3.795                3.765
           Mod Convexity           0.245                0.242                  0.238               0.234                0.231
        Principal Window          NA to NA            NA to NA                NA to NA            NA to NA             NA to NA
           Maturity #mos               120.00                120.00                 120.00             120.00                120.00
       Total Collat Loss        0.00 (0.00%)        0.00 (0.00%)            0.00 (0.00%)        0.00 (0.00%)         0.00 (0.00%)
Total Collat Liquidation        0.00 (0.00%)        0.00 (0.00%)            0.00 (0.00%)        0.00 (0.00%)         0.00 (0.00%)
   Lockout and penalties                           Include penalty        Include penalty     Include penalty      Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR                 4.110               4.110                   4.110               4.110                4.110
                CMT_10YR                 4.780               4.780                   4.780               4.780                4.780
                CMT_30YR                 5.260               5.260                   5.260               5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     100CPR                   10 CPY               25 CPY                  50 CPY                75 CPY              100 CPY

-----------------------------------------------------------------------------------------------------------------------------------
     15.4396                 15.5136              15.4822                  15.4233              15.3482              14.8599
     14.8984                 15.0045              14.9731                  14.9142              14.8388              14.3461
     14.3735                 14.5104              14.4790                  14.4201              14.3444              13.8474
     13.8640                 14.0306              13.9991                  13.9401              13.8642              13.3630
     13.3691                 13.5642              13.5327                  13.4736              13.3975              12.8921
     12.8881                 13.1106              13.0791                  13.0199              12.9436              12.4342
     12.4203                 12.6692              12.6378                  12.5785              12.5020              11.9886
     11.9652                 12.2396              12.2081                  12.1487              12.0720              11.5547
     11.5220                 11.8210              11.7895                  11.7301              11.6531              11.1321
     11.0903                 11.4130              11.3815                  11.3220              11.2448              10.7201
     10.6696                 11.0152              10.9837                  10.9241              10.8467              10.3184
     10.2594                 10.6271              10.5956                  10.5360              10.4584               9.9264
     9.8591                  10.2483              10.2167                  10.1571              10.0793               9.5438
     9.4685                   9.8783               9.8468                  9.7871                9.7091               9.1702
     9.0871                   9.5169               9.4854                  9.4256                9.3474               8.8052
     8.7145                   9.1638               9.1322                  9.0723                8.9939               8.4484
     8.3504                   8.8184               8.7868                  8.7269                8.6483               8.0996
     7.9944                   8.4806               8.4491                  8.3891                8.3103               7.7584
     7.6462                   8.1501               8.1185                  8.0585                7.9795               7.4245
     7.3055                   7.8266               7.7950                  7.7349                7.6558               7.0976
     6.9721                   7.5098               7.4782                  7.4180                7.3387               6.7776
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     613.00                   643.00               640.00                  634.00                627.00               576.00
      8.177                   8.541                8.533                    8.518                8.498                8.345
      3.691                   3.902                3.902                    3.902                3.900                3.864
      0.224                   0.245                0.245                    0.245                0.245                0.240
    NA to NA                 NA to NA             NA to NA                NA to NA              NA to NA             NA to NA
           118.00                  120.00               120.00                   120.00               120.00               118.00
  0.00 (0.00%)             0.00 (0.00%)         0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
  0.00 (0.00%)             0.00 (0.00%)         0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)
 Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

           4.110                    4.110                4.110                   4.110                 4.110                4.110
           4.780                    4.780                4.780                   4.780                 4.780                4.780
           5.260                    5.260                5.260                   5.260                 5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01C4 - PRICE/YIELD - IO-II

-------------------------------------------------------------------------------
Balance            $538,570,000.00         Delay                        11
Coupon                      1.0010         Dated                    12/1/2001
Settle                    12/20/01         First Payment            1/12/2002
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
          PRICE                   0CPR                10 CPR                 25 CPR              50 CPR               75 CPR
                                 Yield
-----------------------------------------------------------------------------------------------------------------------------------
          5.6250                 9.6321               9.6321                 9.6321              9.6321               9.6321
          5.6875                 9.2707               9.2707                 9.2707              9.2707               9.2707
          5.7500                 8.9154               8.9154                 8.9154              8.9154               8.9154
          5.8125                 8.5660               8.5660                 8.5660              8.5660               8.5660
          5.8750                 8.2223               8.2223                 8.2223              8.2223               8.2223
          5.9375                 7.8842               7.8842                 7.8842              7.8842               7.8842
          6.0000                 7.5514               7.5514                 7.5514              7.5514               7.5514
          6.0625                 7.2239               7.2239                 7.2239              7.2239               7.2239
          6.1250                 6.9015               6.9015                 6.9015              6.9015               6.9015
          6.1875                 6.5841               6.5841                 6.5841              6.5841               6.5841
          6.2500                 6.2714               6.2714                 6.2714              6.2714               6.2714
          6.3125                 5.9635               5.9635                 5.9635              5.9635               5.9635
          6.3750                 5.6601               5.6601                 5.6601              5.6601               5.6601
          6.4375                 5.3612               5.3612                 5.3612              5.3612               5.3612
          6.5000                 5.0666               5.0666                 5.0666              5.0666               5.0666
          6.5625                 4.7762               4.7762                 4.7762              4.7762               4.7762
          6.6250                 4.4899               4.4899                 4.4899              4.4899               4.4899
          6.6875                 4.2077               4.2077                 4.2077              4.2077               4.2077
          6.7500                 3.9293               3.9293                 3.9293              3.9293               3.9293
          6.8125                 3.6548               3.6548                 3.6548              3.6548               3.6548
          6.8750                 3.3840               3.3840                 3.3840              3.3840               3.3840
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Spread @ Center Price        190.00                190.00                190.00              190.00               190.00
                     WAL         6.978                 6.978                 6.978               6.978                6.978
                Mod Durn         3.196                 3.196                 3.196               3.196                3.196
           Mod Convexity         0.156                 0.156                 0.156               0.156                0.156
        Principal Window        NA to NA             NA to NA               NA to NA            NA to NA             NA to NA
           Maturity #mos         84.00                 84.00                 84.00               84.00                84.00
       Total Collat Loss      0.00 (0.00%)         0.00 (0.00%)           0.00 (0.00%)        0.00 (0.00%)         0.00 (0.00%)
Total Collat Liquidation      0.00 (0.00%)         0.00 (0.00%)           0.00 (0.00%)        0.00 (0.00%)         0.00 (0.00%)
   Lockout and penalties                          Include penalty       Include penalty     Include penalty      Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

                 CMT_5YR              4.110                 4.110                 4.110                4.110                4.110
                CMT_10YR              4.780                 4.780                 4.780                4.780                4.780
                CMT_30YR              5.260                 5.260                 5.260                5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      100CPR                   10 CPY                 25 CPY                 50 CPY               75 CPY              100 CPY

-----------------------------------------------------------------------------------------------------------------------------------
      9.6321                   9.6321                 9.6321                 9.6321               9.6321               9.6321
      9.2707                   9.2707                 9.2707                 9.2707               9.2707               9.2707
      8.9154                   8.9154                 8.9154                 8.9154               8.9154               8.9154
      8.5660                   8.5660                 8.5660                 8.5660               8.5660               8.5660
      8.2223                   8.2223                 8.2223                 8.2223               8.2223               8.2223
      7.8842                   7.8842                 7.8842                 7.8842               7.8842               7.8842
      7.5514                   7.5514                 7.5514                 7.5514               7.5514               7.5514
      7.2239                   7.2239                 7.2239                 7.2239               7.2239               7.2239
      6.9015                   6.9015                 6.9015                 6.9015               6.9015               6.9015
      6.5841                   6.5841                 6.5841                 6.5841               6.5841               6.5841
      6.2714                   6.2714                 6.2714                 6.2714               6.2714               6.2714
      5.9635                   5.9635                 5.9635                 5.9635               5.9635               5.9635
      5.6601                   5.6601                 5.6601                 5.6601               5.6601               5.6601
      5.3612                   5.3612                 5.3612                 5.3612               5.3612               5.3612
      5.0666                   5.0666                 5.0666                 5.0666               5.0666               5.0666
      4.7762                   4.7762                 4.7762                 4.7762               4.7762               4.7762
      4.4899                   4.4899                 4.4899                 4.4899               4.4899               4.4899
      4.2077                   4.2077                 4.2077                 4.2077               4.2077               4.2077
      3.9293                   3.9293                 3.9293                 3.9293               3.9293               3.9293
      3.6548                   3.6548                 3.6548                 3.6548               3.6548               3.6548
      3.3840                   3.3840                 3.3840                 3.3840               3.3840               3.3840
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      190.00                  190.00                 190.00                  190.00              190.00               190.00
       6.978                   6.978                  6.978                   6.978               6.978                6.978
       3.196                   3.196                  3.196                   3.196               3.196                3.196
       0.156                   0.156                  0.156                   0.156               0.156                0.156
     NA to NA                 NA to NA               NA to NA               NA to NA             NA to NA             NA to NA
       84.00                   84.00                  84.00                   84.00               84.00                84.00
   0.00 (0.00%)             0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)
   0.00 (0.00%)             0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)
  Include penalty

-----------------------------------------------------------------------------------------------------------------------------------

              4.110                  4.110                  4.110                  4.110                4.110                4.110
              4.780                  4.780                  4.780                  4.780                4.780                4.780
              5.260                  5.260                  5.260                  5.260                5.260                5.260
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 -- PRICE/YIELD -- IO-I

-------------------------------------------------------------------------------
Balance            $538,570,000.00       Delay                       11
Coupon                     1.08979       Dated                   12/1/2001
Settle                    12/20/01       First Payment           1/12/2002
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   OCPR                                100 CPY,6 CDR, 35%SEV,           100 CPY,7 CDR, 35%SEV,
            PRICE                  Yield            100 CPY           ADV100%P&I, 12MO(S) LAG            ADV100%P&I, 12MO(S) LAG
-----------------------------------------------------------------------------------------------------------------------------------
            6.6026                 6.9561            6.9561                     6.9561                           6.9211
            6.6183                 6.8820            6.8820                     6.8820                           6.8469
            6.6339                 6.8081            6.8081                     6.8081                           6.7730
            6.6495                 6.7344            6.7344                     6.7344                           6.6993
            6.6651                 6.6611            6.6611                     6.6611                           6.6259
            6.6808                 6.5879            6.5879                     6.5879                           6.5527
            6.6964                 6.5151            6.5151                     6.5151                           6.4798
            6.7120                 6.4425            6.4425                     6.4425                           6.4072
            6.7276                 6.3701            6.3701                     6.3701                           6.3348
            6.7433                 6.2980            6.2980                     6.2980                           6.2626
            6.7589                 6.2262            6.2262                     6.2262                           6.1907
            6.7745                 6.1546            6.1546                     6.1546                           6.1191
            6.7901                 6.0833            6.0833                     6.0833                           6.0477
            6.8058                 6.0122            6.0122                     6.0122                           5.9766
            6.8214                 5.9413            5.9413                     5.9413                           5.9057
            6.8370                 5.8707            5.8707                     5.8707                           5.8350
            6.8526                 5.8004            5.8004                     5.8004                           5.7646
            6.8683                 5.7303            5.7303                     5.7303                           5.6945
            6.8839                 5.6604            5.6604                     5.6604                           5.6246
            6.8995                 5.5907            5.5907                     5.5907                           5.5549
            6.9151                 5.5213            5.5213                     5.5213                           5.4854
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Spread @ Center Price         190.00             190.00                    190.00                            187.00
                      WAL          6.978             6.978                     6.978                              6.964
                 Mod Durn          3.196             3.196                     3.196                              3.194
            Mod Convexity          0.156             0.156                     0.156                              0.156
         Principal Window        NA to NA           NA to NA                  NA to NA                          NA to NA
            Maturity #mos           84                 84                        84                                84
        Total Collat Loss      0.00 (0.00%)       0.00 (0.00%)        129,228,610.60 (13.13%)            145,654,184.82 (14.80%)
 Total Collat Liquidation      0.00 (0.00%)       0.00 (0.00%)        362,160,750.19 (36.80%)            408,238,466.09 (41.48%)
    Lockout and penalties
      Optional Redemption            Y                 Y                         Y                                  Y

-----------------------------------------------------------------------------------------------------------------------------------

                  CMT_5YR           4.048               4.048                   4.048                             4.048
                 CMT_10YR           4.751               4.751                   4.751                             4.751
                 CMT_30YR           5.275               5.275                   5.275                             5.275
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                        0CPR, TOP 50% IN WAC             BREAKING PT: 0CPR, TOP 50%
                                                                      ORDER 0 FO4 12 16 CDR, 35%         IN WAC ORDER 7.5 CDR, 35%
                                        100 CPY,8 CDR, 35%SEV,         SEV, ADV100%P&I, 12MO(S)            SEV, ADV100%P&I, 12MO(S)
            PRICE                       ADV100%P&I, 12MO(S) LAG                LAG                                  LAG
------------------------------------------------------------------------------------------------------------------------------------
             6.6026                          6.8071                              6.5924                           6.9349
             6.6183                          6.7328                              6.5179                           6.8607
             6.6339                          6.6587                              6.4436                           6.7868
             6.6495                          6.5849                              6.3696                           6.7132
             6.6651                          6.5113                              6.2959                           6.6398
             6.6808                          6.4380                              6.2225                           6.5666
             6.6964                          6.3650                              6.1493                           6.4937
             6.7120                          6.2922                              6.0763                           6.4211
             6.7276                          6.2197                              6.0036                           6.3487
             6.7433                          6.1474                              5.9312                           6.2766
             6.7589                          6.0754                              5.8590                           6.2048
             6.7745                          6.0037                              5.7871                           6.1331
             6.7901                          5.9321                              5.7154                           6.0618
             6.8058                          5.8609                              5.6440                           5.9907
             6.8214                          5.7899                              5.5728                           5.9198
             6.8370                          5.7191                              5.5019                           5.8492
             6.8526                          5.6485                              5.4312                           5.7788
             6.8683                          5.5783                              5.3608                           5.7086
             6.8839                          5.5082                              5.2906                           5.6387
             6.8995                          5.4384                              5.2206                           5.5691
             6.9151                          5.3688                              5.1509                           5.4997
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Spread @ Center Price                     176.00                            154.00                             188.00
                      WAL                     6.919                              6.913                             6.978
                 Mod Durn                     3.189                              3.182                             3.195
            Mod Convexity                     0.155                              0.154                             0.156
         Principal Window                    NA to NA                          NA to NA                           NA to NA
            Maturity #mos                       84                                84                                 84
        Total Collat Loss            160,869,714.25 (16.34%)            159,501,721.35 (16.21%)           106,293,225.30 (10.80%)
 Total Collat Liquidation            450,934,180.93 (45.82%)            445,545,811.39 (45.27%)           297,082,052.57 (30.18%)
    Lockout and penalties
      Optional Redemption                       Y                                  Y
-----------------------------------------------------------------------------------------------------------------------------------
                  CMT_5YR                             4.048                              4.048                             4.048
                 CMT_10YR                             4.751                              4.751                             4.751
                 CMT_30YR                             5.275                              5.275                             5.275
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2001-C4

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNB01C4 - PRICE/YIELD - IO-II

---------------------------------------------------------------
Balance       $538,570,000.00       Delay                11
Coupon                1.08979       Dated             12/1/2001
Settle               12/20/01       First Payment     1/12/2002
---------------------------------------------------------------


                               0CPR                               100 CPR,8 CDR, 35%SEV,
      PRICE                   Yield          100 CPY             ADV100%P&I, 12MO(S) LAG
-----------------------------------------------------------------------------------------
      6.6026                  6.9561          6.9561                       6.7184
      6.6183                  6.8820          6.8820                       6.6439
      6.6339                  6.8081          6.8081                       6.5698
      6.6495                  6.7344          6.7344                       6.4958
      6.6651                  6.6611          6.6611                       6.4222
      6.6808                  6.5879          6.5879                       6.3488
      6.6964                  6.5151          6.5151                       6.2756
      6.7120                  6.4425          6.4425                       6.2027
      6.7276                  6.3701          6.3701                       6.1301
      6.7433                  6.2980          6.2980                       6.0577
      6.7589                  6.2262          6.2262                       5.9856
      6.7745                  6.1546          6.1546                       5.9137
      6.7901                  6.0833          6.0833                       5.8421
      6.8058                  6.0122          6.0122                       5.7708
      6.8214                  5.9413          5.9413                       5.6996
      6.8370                  5.8707          5.8707                       5.6288
      6.8526                  5.8004          5.8004                       5.5581
      6.8683                  5.7303          5.7303                       5.4877
      6.8839                  5.6604          5.6604                       5.4176
      6.8995                  5.5907          5.5907                       5.3477
      6.9151                  5.5213          5.5213                       5.2780
-----------------------------------------------------------------------------------------
Spread @ Center Price         190.00          190.00                       167.00
                  WAL          6.978           6.978                        6.900
             Mod Durn          3.196           3.196                        3.184
        Mod Convexity          0.156           0.156                        0.155
     Principal Window       NA to NA        NA to NA                     NA to NA
        Maturity #mos             84              84                           84
    Total Collat Loss           0.00(0.00%)     0.00(0.00%)        158,060,955.53(16.06%)
    Total Collat Loss           0.00(0.00%)     0.00(0.00%)        443,075,946.50(45.02%)
Lockout and penalties
  Optional Redemption           Y               Y                            Y
-----------------------------------------------------------------------------------------
              CMT-5YR          4.048           4.048                        4.048
             CMT-10YR          4.751           4.751                        4.751
             CMT-30YR          5.275           5.275                        5.275
-----------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB01-C4_BLK_PRICING - CashflowsX2

                                                                                    WestLB's proceeds  Total Proceeds  WestLB's %
                                                                                       4,156,467.00       28,156,467     14.76%

Period    Date    Principal     Interest      Cash Flow       Balance     Accrued Interest   Coupon         Allocated Cashflows
Total                 0      35,181,776.04  35,181,776.04                   35,181,776.04                      5,193,545.47
  0    20-Dec-01      0                  0              0  537,874,000.00               0          0
  1    12-Jan-02      0         389,666.58     389,666.58  537,874,000.00      389,666.58  0.8693484              57,522.71
  2    12-Feb-02      0         389,648.65     389,648.65  537,874,000.00      389,648.65  0.8693084              57,520.06
  3    12-Mar-02      0         389,823.46     389,823.46  537,874,000.00      389,823.46  0.8696984              57,545.87
  4    12-Apr-02      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
  5    12-May-02      0         389,581.42     389,581.42  537,874,000.00      389,581.42  0.8691584              57,510.14
  6    12-Jun-02      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
  7    12-Jul-02      0         390,159.64     390,159.64  537,874,000.00      390,159.64  0.8704484              57,595.50
  8    12-Aug-02      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
  9    12-Sep-02      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 10    12-Oct-02      0         390,114.81     390,114.81  537,874,000.00      390,114.81  0.8703484              57,588.88
 11    12-Nov-02      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 12    12-Dec-02      0         390,742.33     390,742.33  537,874,000.00      390,742.33  0.8717484              57,681.51
 13    12-Jan-03      0         390,724.40     390,724.40  537,874,000.00      390,724.40  0.8717084              57,678.87
 14    12-Feb-03      0         390,710.96     390,710.96  537,874,000.00      390,710.96  0.8716784              57,676.88
 15    12-Mar-03      0         390,912.66     390,912.66  537,874,000.00      390,912.66  0.8721284              57,706.66
 16    12-Apr-03      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 17    12-May-03      0         390,648.20     390,648.20  537,874,000.00      390,648.20  0.8715384              57,667.62
 18    12-Jun-03      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 19    12-Jul-03      0         391,329.51     391,329.51  537,874,000.00      391,329.51  0.8730584              57,768.19
 20    12-Aug-03      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 21    12-Sep-03      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 22    12-Oct-03      0         390,276.17     390,276.17  537,874,000.00      390,276.17  0.8707084              57,612.70
 23    12-Nov-03      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 24    12-Dec-03      0         391,011.27     391,011.27  537,874,000.00      391,011.27  0.8723484              57,721.21
 25    12-Jan-04      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 26    12-Feb-04      0         390,975.41     390,975.41  537,874,000.00      390,975.41  0.8722684              57,715.92
 27    12-Mar-04      0         391,038.16     391,038.16  537,874,000.00      391,038.16  0.8724084              57,725.18
 28    12-Apr-04      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 29    12-May-04      0         390,912.66     390,912.66  537,874,000.00      390,912.66  0.8721284              57,706.66
 30    12-Jun-04      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 31    12-Jul-04      0         391,714.99     391,714.99  537,874,000.00      391,714.99  0.8739184              57,825.10
 32    12-Aug-04      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 33    12-Sep-04      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 34    12-Oct-04      0         391,656.72     391,656.72  537,874,000.00      391,656.72  0.8737884              57,816.50
 35    12-Nov-04      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 36    12-Dec-04      0         392,530.76     392,530.76  537,874,000.00      392,530.76  0.8757384              57,945.52
 37    12-Jan-05      0         392,508.35     392,508.35  537,874,000.00      392,508.35  0.8756884              57,942.21
 38    12-Feb-05      0         392,490.42     392,490.42  537,874,000.00      392,490.42  0.8756484              57,939.57
 39    12-Mar-05      0         392,741.43     392,741.43  537,874,000.00      392,741.43  0.8762084              57,976.62
 40    12-Apr-05      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 41    12-May-05      0         392,418.71     392,418.71  537,874,000.00      392,418.71  0.8754884              57,928.98
 42    12-Jun-05      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 43    12-Jul-05      0         393,368.95     393,368.95  537,874,000.00      393,368.95  0.8776084              58,069.26
 44    12-Aug-05      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 45    12-Sep-05      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 46    12-Oct-05      0         393,310.68     393,310.68  537,874,000.00      393,310.68  0.8774784              58,060.65
 47    12-Nov-05      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 48    12-Dec-05      0         394,346.09     394,346.09  537,874,000.00      394,346.09  0.8797884              58,213.50
 49    12-Jan-06      0         394,319.19     394,319.19  537,874,000.00      394,319.19  0.8797284              58,209.53
 50    12-Feb-06      0         394,301.26     394,301.26  537,874,000.00      394,301.26  0.8796884              58,206.88
 51    12-Mar-06      0         394,583.65     394,583.65  537,874,000.00      394,583.65  0.8803184              58,248.57
 52    12-Apr-06      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 53    12-May-06      0         396,192.79     396,192.79  537,874,000.00      396,192.79  0.8839084              58,486.11
 54    12-Jun-06      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 55    12-Jul-06      0         398,138.10     398,138.10  537,874,000.00      398,138.10  0.8882484              58,773.28
 56    12-Aug-06      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 57    12-Sep-06      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 58    12-Oct-06      0         397,174.41     397,174.41  537,874,000.00      397,174.41  0.8860984              58,631.02
 59    12-Nov-06      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 60    12-Dec-06      0         398,474.27     398,474.27  537,874,000.00      398,474.27  0.8889984              58,822.90
 61    12-Jan-07      0         398,451.86     398,451.86  537,874,000.00      398,451.86  0.8889484              58,819.60
 62    12-Feb-07      0         398,433.93     398,433.93  537,874,000.00      398,433.93  0.8889084              58,816.95
 63    12-Mar-07      0         398,752.17     398,752.17  537,874,000.00      398,752.17  0.8896184              58,863.93
 64    12-Apr-07      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 65    12-May-07      0         398,366.70     398,366.70  537,874,000.00      398,366.70  0.8887584              58,807.02
 66    12-Jun-07      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 67    12-Jul-07      0         399,792.06     399,792.06  537,874,000.00      399,792.06  0.8919384              59,017.44
 68    12-Aug-07      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 69    12-Sep-07      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 70    12-Oct-07      0         399,738.27     399,738.27  537,874,000.00      399,738.27  0.8918184              59,009.50
 71    12-Nov-07      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 72    12-Dec-07      0         401,212.95     401,212.95  537,874,000.00      401,212.95  0.8951084              59,227.19
 73    12-Jan-08      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 74    12-Feb-08      0         401,177.09     401,177.09  537,874,000.00      401,177.09  0.8950284              59,221.90
 75    12-Mar-08      0         402,015.27     402,015.27  537,874,000.00      402,015.27  0.8968984              59,345.63
 76    12-Apr-08      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 77    12-May-08      0         398,667.01     398,667.01  537,874,000.00      398,667.01  0.8894284              58,851.36
 78    12-Jun-08      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 79    12-Jul-08      0         400,639.21     400,639.21  537,874,000.00      400,639.21  0.8938284              59,142.49
 80    12-Aug-08      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 81    12-Sep-08      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 82    12-Oct-08      0         400,867.81     400,867.81  537,874,000.00      400,867.81  0.8943384              59,176.24
 83    12-Nov-08      0         449,791.93     449,791.93  537,874,000.00      449,791.93  1.0034884              66,398.43
 84    12-Dec-08      0         402,813.12     402,813.12               0      402,813.12  0.8986784              59,463.41